Exhibit (c)(94)

Project Alpine Discussion Materials January 5, 2019

Table of Contents Antero Situation Overview I AM Financial Analysis II AMGP Financial Analysis III Analysis of Transaction IV Pro Forma Impact V Supplemental Materials VII Appendix 2

I. Antero Situation Overview 3

Prior vs. Current

Since October 8, 2018 Special Committee Meeting

PRELIMINARY & CONFIDENTIAL

- Updated materials to reflect new projections received from management on 12/21/18:
  - Includes updated Base and Downside Cases and additional Upside Case
  - Financing assumptions updated with $600mm of Term Loan debt issued to financed transaction vs. $550mm in prior materials
  - Updating after-tax analysis [pending data request from company regarding future allocated net income]
- Price updated to January 2, 2019
- Updated AM Trading Comparables
  - Updated Trading Comparables for Q3
  - Removed VLP from Trading Comparables as a result of the announced buy-in by VLO
  - Regrouped EQM and WES into “Single E&P Sponsored”
  - Added OMP given updated higher growth rate and relative size
- Added ETRN to AMGP Trading Comparables given the ETRN spinoff completed 11/13/2018, the announced acquisition of EQGP for $20.00 cash/unit on 11/30/2018 and, subsequent to the GP buy-in, the announced simplification of EQM and PF ETRN
- Updated PF AMGP Trading Comparbles
  - Removed EQM from PF AMGP Trading Comparables given updated lower growth rate
  - Added OMP given higher growth rate and relative size
  - Added PSXP given growth rate
- Updated Transaction Comparables, including premiums paid analysis, to include select transactions announced since last meeting
- Updated cost of capital group based on updates to comparable company group
- Red page numbers reflect respective page number in prior materials to the extent they are different than this version

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PRELIMINARY & CONFIDENTIAL

Summary of Project Alpine Transaction

Proposal Component	Description
Consideration	■ Each Non-AR AM Common Unit to receive: □ 1.6350 AMGP shares □ $3.415 Cash ■ For each common unit held, AR to receive: □ 1.6023 AMGP shares □ $3.00 Cash
Series B Elimination	■ Series B units will be exchanged for 17.354mm AMGP shares (total pro forma AMGP shares of 508.2mm)[3] ■ Implies ~$297mm valuation at market close as of October 8, 2018 and $198mm on January 2, 2019 ■ Newly issued AMGP shares will vest on the same schedule as Series B units □ Unvested new AMGP shares do not accrue dividends
Pro Forma Ownership	■ AM Unitholders: ~59.9%
Governance	■ PF AMGP will be reestablished as a Delaware C-corp ■ 9-member independent, Board of Directors with no more than 4 appointed by AR, the Sponsors or Management ■ AR, the Sponsors, and Management agree to vote in support of independent directors nominated by the Nominations & Governance Committee or in proportion to the votes cast by public stockholders

Transaction Premiums

				Implied Offer		Current Implied Offer Premium		
	2/23/2018	10/8/2018	1/2/2019	10/8/2018	1/2/2019	2/23/2018	10/8/2018	1/2/2019
Spot AM Price	$26.49	$29.48	$21.98	$31.41	$22.04	(16.8%)	(25.2%)	0.3%
Spot AMGP Price	$19.19	$17.12	$11.39	--	--	--	--	--
Spot XR	1.3804x	1.7220x	1.9298x	1.8326x	1.9175x[1]	38.9%[2]	11.4%	(0.6%)

Source: Company filings, FactSet as of 1/2/2019.
(1) Implied all-in XR calculated as equity XR of 1.6350x plus $3.415 cash consideration divided by current AMGP share price.
(2) Premium to unaffected date of 2/23/2018 prior to Special Committee formation announcement on 2/26/2018.
(3) Fully diluted share count including full Series B vesting of 17.354mm shares.

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PRELIMINARY & CONFIDENTIAL

Antero Entities Ownership Overview

($ in millions, unless otherwise noted)

Metric	AR	AM	AMGP
Price (as of 1/2/2019)	$9.76	$21.98	$11.39
Fully Diluted Shares O/S	322	187	186
Market Equity Value	3,140	4,111	2,120
GP Equity Value	-	2,128	-
Total Equity Value	3,140	6,239	2,120
Net Debt[2]	5,366	1,192	(4)
Series B Value	-	-	7
Total Enterprise Value	$8,506	$7,431	$2,123
Value of AM Units Held	$2,175		

Organizational Structure Overview



Public Shareholders
Management
Sponsors
Management
Public Shareholders
72%
9%
19%
38%
20%
42%
Antero Midstream GP LP ("AMGP")
100%
100% Series A Units
Antero Resources ("AR")
Antero Midstream Partners GP LLC
Antero IDR Holdings ("IDR LLC")
100% Series B Units
Management
Non-Econ GP
100% IDRs
53% LP
Antero Midstream Partners LP ("AM")
47% LP
Public Unitholders

Sponsor/Management Ownership	AR			AM			AMGP - Series A			AMGP - Series B[1]			Total
	# Shares (000s)	*Value ($MM)*	*% Outstanding*	*# Units (000s)*	*Value ($MM)*	*% Outstanding*	*# Shares (000s)*	*Value ($MM)*	*% Outstanding*	*Units (000s)*	*Value ($MM)*	*% Outstanding*	*Total Aggregate Investment*
Warburg Pincus LLC	46,609	$455	14.7%	-	-	-	55,110	$628	29.6%	-	-	-	$1,083
Yorktown Partners LLC	12,905	$126	4.1%	-	-	-	15,534	$177	8.3%	-	-	-	$303
Total Sponsor	59,514	$581	18.8%	-	-	-	70,644	$805	37.9%	-	-	-	$1,385
Paul Rady	16,350	$160	5.2%	303	$7	0.2%	19,997	$228	10.7%	48	$4	48.7%	$398
Glen Warren	10,823	$106	3.4%	207	$5	0.1%	14,931	$170	8.0%	32	$2	32.5%	$283
Other	3	$0	0.0%	353	$8	0.2%	2,937	$33	1.6%	19	$1	18.9%	$43
Total Management	29,787	$265	8.6%	863	$19	0.5%	37,865	$431	20.3%	99	$7	100.0%	$723
TOTAL	89,301	$846	27.3%	863	$19	0.5%	108,509	$1,236	58.3%	99	$7	100.0%	$2,108

Source: Company filings, FactSet as of 1/2/2019.
(1) 2/3 remain unvested, with 50% of those (1/3 of total) vesting 12/31/18 and the final 50% of those (1/3 of total) vesting 12/31/19. Value based on 6% of AMGP equity value above $2,000mm.
(2) AR net debt consolidates AM.

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Antero Midstream Timeline Relative Performance Since Committee Announcement (2/23/2018)(1) _____________________________________ Source: Company filings, FactSet as of 1/2/2019. Note: AM peers include BPMP, CNXM, EQM, HESM, NBLX, OMP, PXSP, SHLX, and WES. AMGP peers include EQGP, WGP, and ETRN. Note: AM peer selection considered E&P sponsored MLPs and high-growth MLPs, categorized as such if current – 2022E distribution growth CAGR is greater than 10%. Indexed values reflect total return on investment. Distributions and dividends reinvested at current market price on date paid. 7 10/9/2018 – Transaction Announcement 6 (17%) (20%) (28%) (32%) (41%) (48%) (15%) 40% 50% 60% 70% 80% 90% 100% 110% 120% 130% Feb-18 Mar-18 Apr-18 May-18 May-18 Jun-18 Jul-18 Aug-18 Aug-18 Sep-18 Oct-18 Nov-18 Nov-18 Dec-18 AM AM Peers AMGP AMGP Peers AM E&P Sponsored Peers AR AMZ Price Performance Since 10/9/18 AM (35%) AM Peers (23%) AMGP (39%) AMGP Peers (17%) AM E&P Sponsored Peers (25%) AR (50%) AMZ (20%)

Historical Exchange Ratio Analysis Since AMGP IPO (5/4/17) Based on Spot Prices 8 Historical AM/AMGP Exchange Ratio ___________________________________ Source: Company filings, FactSet as of 1/2/2019. - ($ in millions, unless otherwise noted) At 2/23/2018 At 10/8/2018 7 1.9175x 1.9298x 1.20x 1.40x 1.60x 1.80x 2.00x 2.20x May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Current Value of Negotiated AMGP Transaction Spot XR Value of Negotiated AMGP Transaction Period Market XR % Premium / (Discount) to Market XR at Transaction Current 1.9298x (0.6%) At Transaction 1.9175x -- 2/23/2018 1.3804x 38.9% Since AMGP IPO Average 1.6234x 18.1%

Implied Antero Midstream Valuation Since Transaction Announcement (10/9/2018)(1) _____________________________________ Source: Company filings, FactSet as of 1/2/2019. Note: Utilizes spot prices for implied consideration value. Affected date. 9 $22.04 $21.98 (0.3%) (10.0%) (6.7%) (3.3%) (0.0%) 3.3% 6.7% 10.0% $20.00 $22.50 $25.00 $27.50 $30.00 $32.50 $35.00 10/09/18 10/16/18 10/23/18 10/30/18 11/06/18 11/13/18 11/20/18 11/27/18 12/04/18 12/11/18 12/18/18 12/25/18 01/01/19 % Premium / (Discount) AM Unit Price Implied Consideration at Txn AM Trading Price Implied Arbitrage Spread Implied Antero Midstream Valuation At 10/09/2018 At 01/02/2019 Implied Consideration at Txn $33.97 $22.04 AM Trading Price $33.93 $21.98 Implied Arbitrage Spread (0.1%) (0.3%)

II. AM Financial Analysis 10

PRELIMINARY & CONFIDENTIAL

AM Selected Comparable Company Analysis

	A	B	C	D	E	F	G	H	I	J	K	L	M
							LP Distribution / Unit / Price (Yield)		Price / DCF / LP Unit		Enterprise Value / EBITDA		
	Company	Unit Price at 1/2/2019	Total Equity Market Value[1]	Enterprise Value	Dist. Growth 2018E to 2020E CAGR	% Dist. to GP/IDRs	Current	2019E	2019E	2020E	2019E	2020E	2019E Coverage
Single E&P Spon.	EQT Midstream Partners LP	$43.66	$10,350	$13,823	9%	35%	10.2%	11.0%	8.7x	6.5x	10.6x	8.1x	1.05x
	Western Gas Partners, L.P.	42.93	11,211	15,706	6%	36%	9.0%	9.5%	8.4x	7.8x	10.7x	9.5x	1.24x
High Growth MLP	BP Midstream Partners LP	16.02	1,743	2,023	15%	0%	7.3%	8.1%	9.7x	8.5x	9.4x	7.4x	1.42x
	CNX Midstream Partners LP	16.40	1,214	1,726	15%	14%	8.5%	9.6%	7.1x	5.9x	7.3x	6.2x	1.53x
	Hess Midstream Partners LP	17.62	987	3,287	15%	3%	8.1%	9.2%	9.9x	9.0x	9.5x	8.0x	1.13x
	Noble Midstream Partners LP	29.67	1,254	2,513	20%	6%	7.5%	8.8%	7.0x	5.0x	8.4x	7.1x	1.94x
	Oasis Midstream Partners LP	17.25	515	1,082	20%	0%	10.0%	11.7%	5.3x	4.8x	7.5x	6.3x	1.84x
	Phillips 66 Partners LP	42.72	8,861	12,429	10%	39%	7.0%	8.1%	10.6x	9.9x	10.1x	8.7x	1.21x
	Shell Midstream Partners LP	17.12	5,421	7,336	11%	29%	8.9%	10.0%	8.4x	8.3x	8.8x	7.4x	1.19x
	Mean		**$4,617**	**$6,658**	**13%**	**18%**	**8.5%**	**9.6%**	**8.4x**	**7.3x**	**9.2x**	**7.6x**	**1.39x**
	Median		**$1,743**	**$3,287**	**15%**	**14%**	**8.5%**	**9.5%**	**8.4x**	**7.8x**	**9.4x**	**7.4x**	**1.24x**
	Low		**$515**	**$1,082**	**6%**	**0%**	**7.0%**	**8.1%**	**5.3x**	**4.8x**	**7.3x**	**6.2x**	**1.05x**
	High		**$11,211**	**$15,706**	**20%**	**39%**	**10.2%**	**11.7%**	**10.6x**	**9.9x**	**10.7x**	**9.5x**	**1.94x**
	Single E&P Sponsored Mean		**$10,780**	**$14,764**	**7%**	**35%**	**9.6%**	**10.2%**	**8.6x**	**7.1x**	**10.6x**	**8.8x**	**1.15x**
	Single E&P Sponsored Median		**$10,780**	**$14,764**	**7%**	**35%**	**9.6%**	**10.2%**	**8.6x**	**7.1x**	**10.6x**	**8.8x**	**1.15x**
	High - Growth MLP Mean		**$2,856**	**$4,342**	**15%**	**13%**	**8.2%**	**9.4%**	**8.3x**	**7.3x**	**8.7x**	**7.3x**	**1.46x**
	High - Growth MLP Median		**$1,254**	**$2,513**	**15%**	**6%**	**8.1%**	**9.2%**	**8.4x**	**8.3x**	**8.8x**	**7.4x**	**1.42x**
	AM at WSC[3,4]	**$21.98**	**$6,239**	**$7,431**	**28%**	**31%**	**8.0%**	**10.0%**	**7.6x**	**6.6x**	**8.0x**	**6.3x**	**1.19x**
	AM at Mgmt. Estimates	**$21.98**	**$6,239**	**$7,431**	**29%**	**31%**	**8.0%**	**10.1%**	**9.0x**	**7.4x**	**8.3x**	**6.5x**	**1.10x**

	Metric		Multiple Range			Implied Unit Price[5]		
	AM at Mgmt.	AM at WSC	Low	Median	High	Low	Median	High
2019E EBITDA	$892	$932	7.3x	9.4x	10.7x	$17.14	$26.86	$33.25
2020E EBITDA	$1,143	$1,184	6.2x	7.4x	9.5x	$20.01	$27.53	$40.15

	LP Distribution / Unit		Yield Range			Implied Unit Price		
	AM at Mgmt.	AM at WSC	Low	Median	High	Low	Median	High
2019E Distribution Yield	$2.21	$2.20	11.7%	9.5%	8.1%	$18.87	$23.31	$27.17

	Metric		Multiple Range			Implied Unit Price[5]		
	AM at Mgmt.	AM at WSC	Low	Median	High	Low	Median	High
2019E LP DCF / Unit	$2.44	$2.88	5.3x	8.4x	10.6x	$12.93	$20.55	$25.83
2020E LP DCF / Unit	$2.97	$3.31	4.8x	7.8x	9.9x	$14.32	$23.17	$29.39

Source: FactSet as of 1/2/2019 and Wall Street research.
Note: On November 8, 2018, WES and WGP announced a simplification agreement. On November 8, 2018, WES and WGP announced a simplification agreement. On November 30th, 2018, Equitrans Midstream (ETRN) announced the acquisition of EQGP for $20.00 cash/unit and, subsequent to the GP buy-in, ETRN announced the proposed simplification of EQM and PF ETRN.
Note: AM at Mgmt. Estimates represents mgmt. projections under AR Base Case.
(1) Values GP and IDR cash flow at LP yield for MLPs with non-public GPs.
(2) Defined as high-growth MLP if current - 2020E distribution growth CAGR is greater than 10%.
(3) Based on Wall Street consensus estimates as compiled by FactSet.
(4) Antero Midstream Partners LP announced on February 26, 2018 that its Board of Directors had formed a special committee, in conjunction with the formation of special committees at both Antero Resources and Antero Midstream GP, to evaluate potential measures and transactions that could involve Antero Midstream.
(5) Implied unit prices are calculated based on Management projections under AR Base Case.

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Precedents MLP Transactions Analysis ___________________________________ Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011. Note: Considers transactions where target is an MLP. Based on Wall Street research. Non-adjusted transaction TEV values affiliated and non-affiliated units at offer price. Adjusted transaction TEV value affiliated units at market price and non-affiliated units at offer price. Illustrative transaction value for PF AMGP at Transaction includes conversion of Series B units, AM existing debt, and the purchase of AM units outstanding. Excludes transaction fees. AM public unitholder premium to current XR of 1.9298x. At Transaction 12 (4) 10 A B C D E F G H I J K L M Announcement Transaction TEV / FY1 Adj. Transaction Adj. TEV / FY1 Deal 1-Day Taxable Buyer Transaction Date Value EBITDA (1,2) Value (1,3) EBITDA (1,3) Value Premium Transaction Type Type 11/26/18 Dominion Energy Inc Dominion Energy Midstream Partners LP $3,598 11.6x $3,584 11.5x $1,262 0.9% 0% No C-Corp Affiliate 11/26/18 Arclight Capital TransMontaigne Partners L.P. 1,247 9.0x 1,232 8.9x 536 12.6% 100% No C-Corp Affiliate 11/8/18 Western Gas Equity Partners LP Western Gas Partners, LP 12,781 10.6x 12,603 10.4x 5,763 7.6% 0% No C-Corp Affiliate 10/22/18 EnLink Midstream LLC EnLink Midstream Partners, L.P. 12,236 11.8x 12,221 11.8x 5,084 1.1% 0% Yes C-Corp Affiliate 10/18/18 Valero Energy Corporation Valero Energy Partners LP 3,788 11.2x 3,734 11.0x 1,976 6.0% 100% Yes C-Corp Affiliate 9/18/18 Enbridge Inc. Enbridge Energy Partners 15,562 10.0x 15,541 10.0x 2,742 2.1% 0% Yes C-Corp Affiliate 8/24/18 Enbridge Inc. Spectra Energy Partners, LP 27,810 12.0x 26,945 11.6x 3,276 5.7% 0% Yes C-Corp Affiliate 8/1/18 Energy Transfer Equity, L.P. Energy Transfer Partners 66,981 8.9x 66,915 8.9x 27,179 11.2% 0% No MLP Affiliate 6/19/18 Cheniere Energy Inc. Cheniere Energy Partners LP Holdings 5,651 10.7x 5,526 10.4x 1,240 2.2% 0% No C-Corp Affiliate 5/17/18 Williams Companies Williams Partners, LP 57,793 12.6x 56,013 12.2x 10,427 6.4% 0% Yes C-Corp Affiliate 3/26/18 Tall Grass Energy GP, LP Tallgrass Energy Partners, LP 8,361 12.0x 8,083 11.6x 1,686 0.6% 0% Yes C-Corp Affiliate 2/7/18 Terra Nitrogen GP, Inc. Terra Nitrogen Co. LP 1,474 7.0x 1,432 6.8x 387 3.7% 100% Yes C-Corp Affiliate 1/2/18 Archrock, Inc Archrock Partners, LP 2,438 9.6x 2,358 9.3x 607 23.4% 0% Yes C-Corp Affiliate 8/29/17 Zenith Energy US, LP Arc Logistics Partners LP 736 12.9x 736 12.9x 407 15.2% 100% Yes MLP 3rd Party 10/25/16 Energy Transfer Partners, LP PennTex Midstream Partners, LP 789 10.3x 789 10.3x 640 43.3% 50% Yes MLP Affiliate 3/2/17 VTTI, B.V VTTI Energy Partners, LP 1,867 9.2x 1,842 9.1x 481 6.0% 100% Yes C-Corp Affiliate 4/3/17 World Point Terminals, Inc. World Point Terminals, LP 594 9.1x 570 8.8x 159 5.8% 100% Yes C-Corp Affiliate 2/1/17 ONEOK, Inc ONEOK Partners, LP 23,654 12.0x 22,380 11.4x 9,309 25.8% 0% Yes C-Corp Affiliate 1/27/17 Enbridge Energy Company Midcoast Energy Partners, LP 1,176 11.4x 1,194 11.6x 170 (8.6%) 100% Yes C-Corp Affiliate 11/21/16 Sunoco Logistics Partners, LP Energy Transfer Partners, LP 54,455 9.7x 54,455 9.7x 21,965 (0.2%) 0% No MLP Affiliate 10/24/16 American Midstream Partners LP JP Energy Partners LP 476 8.6x 476 8.6x 302 9.1% 0% No MLP 3rd Party 9/26/16 Transcanada Columbia Pipeline Partners 3,464 4.9x 3,384 4.8x 915 11.1% 100% Yes C-Corp Affiliate 5/30/16 SemGroup Corp. Rose Rock Midstream 2,034 12.0x 2,034 12.0x 771 0.0% 0% Yes C-Corp Affiliate 11/3/15 Targa Resources Corp. Targa Resources Partners LP 12,229 10.6x 12,138 10.5x 6,672 18.4% 0% Yes C-Corp Affiliate 8/1/16 Transocean, Inc Transocean Partners 1,202 3.5x 1,153 3.3x 259 20.8% 0% No C-Corp Affiliate 10/26/15 Western Refining, Inc. Northern Tier Energy 5,286 11.8x 5,185 11.5x 1,982 11.7% 65% Yes C-Corp 3rd Party 7/13/15 MPLX LP MarkWest Energy Partners, LP 22,360 22.8x 22,360 22.8x 16,612 36.3% 8% No MLP 3rd Party 5/6/15 Crestwood Equity Partners, LP Crestwood Midstream Partners 6,920 11.9x 6,901 11.9x 3,381 17.2% 0% No MLP Affiliate 4/6/15 Tesoro Logistics LP QEP Midstream Partners LP 1,145 7.5x 1,104 7.2x 394 8.6% 0% No MLP Affiliate 1/26/15 Energy Transfer Partners, LP Regency Energy Partners LP 18,593 11.0x 18,593 11.0x 11,276 13.2% 1% No MLP Affiliate 10/26/14 Williams Partners LP Access Midstream Partners LP 34,256 10.5x 34,256 10.5x 21,944 (0.2%) 0% No MLP Affiliate 10/13/14 Targa Resources Partners LP Atlas Pipeline Partners LP 6,002 17.5x 6,002 17.5x 3,866 15.0% 3% No MLP 3rd Party 11/12/14 Enterprise Products Partners LP Oiltanking Partners LP 4,289 23.0x 4,243 22.8x 1,392 1.7% 0% No MLP Affiliate 8/10/14 Kinder Morgan Inc. Kinder Morgan Energy Partners 52,566 8.8x 52,351 8.8x 27,351 12.0% 12% Yes C-Corp Affiliate 8/10/14 Kinder Morgan Inc. El Paso Pipeline Partners 13,677 11.9x 13,193 11.4x 5,421 15.4% 12% Yes C-Corp Affiliate 7/24/14 Breitburn Energy Partners QR Energy LP 2,856 9.4x 2,856 9.4x 1,811 17.5% 19% No MLP 3rd Party 10/10/13 Regency Energy Partners LP PVR Partners LP 5,659 13.5x 5,659 13.5x 3,931 25.7% 1% No MLP 3rd Party 8/27/13 Plains All American LP PAA Natural Gas Storage LP 2,531 20.1x 2,434 19.4x 755 8.5% 0% No MLP Affiliate 5/6/13 Inergy Midstream LP Crestwood Midstream Partners LP 2,643 14.6x 2,643 14.6x 1,661 14.5% 4% No MLP 3rd Party 1/29/13 Kinder Morgan Energy Partners LP Copano Energy LLC 4,858 14.9x 4,858 14.9x 3,911 23.5% 0% No MLP 3rd Party 2/23/11 Enterprise Products Partners Duncan Energy Partners LP 3,282 9.5x 2,973 8.6x 1,006 28.1% 0% No MLP Affiliate Median $4,375 10.7x $5,185 10.5x $1,686 6.0% 0% Mean 12,092 10.1x 11,509 9.9x 3,847 8.3% 34% Median $4,970 10.6x $4,885 10.5x $1,539 7.0% 0% Mean 14,326 10.7x 14,130 10.5x 5,513 9.7% 24% Median $4,858 13.2x $3,857 13.2x $1,896 15.1% 6% Mean 5,653 13.5x 5,201 13.5x 3,502 18.1% 30% Median $4,573 11.0x $4,858 11.0x $1,811 11.1% 0% Mean 12,715 11.5x 12,267 11.3x 5,144 11.7% 24% Premium to Current Antero Midstream GP LP Antero Midstream Partners LP $7,988 9.0x -- -- -- (0.6%) 7% Yes C-Corp Affiliate At Announcement (10/8/2018) Antero Midstream GP LP Antero Midstream Partners LP $10,933 11.1x -- -- -- 6.4% 5% Yes C-Corp Affiliate Overall 3rd Party % Cash Affiliate Acquiror Target C-Corp Buying MLP

AM DCF Analysis | AR Base Volumes Case

PRELIMINARY & CONFIDENTIAL

Valuation Effective Date: 12/31/2018

Discounted Levered DCF Analysis

Levered DCF Attributable to AM LP Unitholders

Discount Rate	2022E DCF Multiple: 7.0x	8.5x	10.0x
8.0%	$29.54	$34.17	$38.81
10.0%	$28.16	$32.54	$36.93
12.0%	$26.87	$31.02	$35.18

Discounted Distribution Analysis

Distributions Attributable to LP Unitholders

Discount Rate	2022E Distribution Yield: 10.0%	9.0%	8.0%
8.0%	$37.34	$40.65	$44.80
10.0%	$35.52	$38.66	$42.59
12.0%	$33.84	$36.81	$40.53

Discounted Levered DCF Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
LP DCF per Unit	$2.44	$2.97	$3.54	$3.89
Discount Factor	0.954	0.867	0.788	
PV of LP DCF per Unit	$2.32	$2.57	$2.79	
Disc. LP DCF Total				$7.69
Terminal Multiple				8.5x
Terminal Disc. Factor				0.751
Implied Terminal Value per Unit				$24.85
Implied Value per Unit				$32.54

Discounted Distribution Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
LP Distribution Per Unit	$2.21	$2.85	$3.42	$3.76
Discount Factor	0.954	0.867	0.788	
PV of LP Dist. per Unit	$2.11	$2.47	$2.70	
Disc. LP Dist. Total				$7.28
Terminal Yield				9.0%
Terminal Disc. Factor				0.751
Implied Terminal Value per Unit				$31.39
Implied Value per Unit				$38.66

Source: Management projections and FactSet as of 1/2/2019.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING 11 13

AM Illustrative Discounted Future Value AR Base Volumes Case ___________________________________ Source: Management projections and FactSet as of 1/2/2019. Note: Valuation based on annual distributions. AM Status Quo Assumptions Management projections Valuation date as of 12/31/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 12/31/18 at 10% cost of equity Interim distributions discounted upon receipt to 12/31/18 8.0% 9.0% 10.0% Current Unit Price Yield 14 12 $29.29 $34.23 $36.92 $32.31 $37.53 $40.21 $36.09 $41.65 $44.33 $21.98 2019E 2020E 2021E

AM DCF Analysis | AR Downside Volumes Case

Valuation Effective Date: 12/31/2018

PRELIMINARY & CONFIDENTIAL

Discounted Levered DCF Analysis

Levered DCF Attributable to AM LP Unitholders

Discount Rate	2022E DCF Multiple 7.0x	8.5x	10.0x
8.0%	$28.11	$32.49	$36.88
10.0%	$26.79	$30.95	$35.10
12.0%	$25.57	$29.51	$33.44

Discounted Distribution Analysis

Distributions Attributable to LP Unitholders

Discount Rate	2022E Distribution Yield 10.0%	9.0%	8.0%
8.0%	$34.02	$37.04	$40.81
10.0%	$32.38	$35.23	$38.80
12.0%	$30.84	$33.55	$36.93

Discounted Levered DCF Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
LP DCF per Unit	$2.44	$2.77	$3.42	$3.68
Discount Factor	0.954	0.867	0.788	
PV of LP DCF per Unit	$2.32	$2.40	$2.70	
Disc. LP DCF Total				$7.42
Terminal Multiple				8.5x
Terminal Disc. Factor				0.751
Implied Terminal Value per Unit				$23.53
Implied Value per Unit				$30.95

Discounted Distribution Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
LP Distribution Per Unit	$2.21	$2.58	$2.97	$3.42
Discount Factor	0.954	0.867	0.788	
PV of LP Dist. per Unit	$2.11	$2.23	$2.34	
Disc. LP Dist. Total				$6.68
Terminal Yield				9.0%
Terminal Disc. Factor				0.751
Implied Terminal Value per Unit				$28.55
Implied Value per Unit				$35.23

Source: Management projections and FactSet as of 1/2/2019.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING
13 15

AM Illustrative Discounted Future Value AR Downside Volumes Case ___________________________________ Source: Management projections and FactSet as of 1/2/2019. Note: Valuation based on annual distributions. AM Status Quo Assumptions Management projections Valuation date as of 12/31/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 12/31/18 at 10% cost of equity Interim distributions discounted upon receipt to 12/31/18 8.0% 9.0% 10.0% Current Unit Price Yield 16 14 $26.67 $30.09 $33.64 $29.40 $32.96 $36.64 $32.81 $36.53 $40.38 $21.98 2019E 2020E 2021E

AM DCF Analysis | AR Upside Volumes Case

PRELIMINARY & CONFIDENTIAL

Valuation Effective Date: 12/31/2018

Discounted Levered DCF Analysis

Levered DCF Attributable to AM LP Unitholders

Discount Rate	2022E DCF Multiple		
	7.0x	8.5x	10.0x
8.0%	$31.12	$36.07	$41.02
10.0%	$29.65	$34.34	$39.02
12.0%	$28.28	$32.72	$37.16

Discounted Distribution Analysis

Distributions Attributable to LP Unitholders

Discount Rate	2022E Distribution Yield		
	10.0%	9.0%	8.0%
8.0%	$40.04	$43.65	$48.17
10.0%	$38.08	$41.50	$45.78
12.0%	$36.26	$39.50	$43.55

Discounted Levered DCF Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
LP DCF per Unit	$2.42	$2.90	$3.74	$4.16
Discount Factor	0.954	0.867	0.788	
PV of LP DCF per Unit	$2.31	$2.52	$2.95	
Disc. LP DCF Total				$7.77
Terminal Multiple				8.5x
Terminal Disc. Factor				0.751
Implied Terminal Value per Unit				$26.56
Implied Value per Unit				$34.34

Discounted Distribution Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
LP Distribution Per Unit	$2.21	$2.85	$3.42	$4.10
Discount Factor	0.954	0.867	0.788	
PV of LP Dist. per Unit	$2.11	$2.47	$2.70	
Disc. LP Dist. Total				$7.28
Terminal Yield				9.0%
Terminal Disc. Factor				0.751
Implied Terminal Value per Unit				$34.23
Implied Value per Unit				$41.50

Source: Management projections and FactSet as of 1/2/2019.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

17

AM Illustrative Discounted Future Value AR Upside Volumes Case ___________________________________ Source: Management projections and FactSet as of 1/2/2019. Note: Valuation based on annual distributions. AM Status Quo Assumptions Management projections Valuation date as of 12/31/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 12/31/18 at 10% cost of equity Interim distributions discounted upon receipt to 12/31/18 8.0% 9.0% 10.0% Current Unit Price Yield 18 $29.29 $34.23 $39.60 $32.31 $37.53 $43.19 $36.09 $41.65 $47.68 $21.98 2019E 2020E 2021E

III. AMGP Financial Analysis 19

PRELIMINARY & CONFIDENTIAL

AMGP Selected Comparable Company Analysis

A	B	C	D	E	F	G	H	I	J	K	L	M
						Total Entity Distribution / Unit / Price (Yield)[1]		Total Entity Enterprise Value / GP EBITDA[2]		Implied GP Equity Value / CAFD[3]		
Company	Unit Price at 1/2/2019	Total Entity Equity Value	Total Entity TEV	Implied GP Equity Value	Implied GP TEV	Current	2019E	2019E	2020E	2019E	2020E	2018E - 2020E Dist. CAGR
Equitrans Midstream LLC	$20.01	$5,088	$4,910	$4,420[7]	$4,242	8.2%	9.0%	11.1x	9.9x	11.5x	10.2x	13.8%
EQT GP Holdings LP[8]	19.98	6,044	6,672	5,091	5,090	6.3%	7.1%	15.3x	13.6x	15.2x	13.4x	15.1%
Western Gas Equity Partners, LP	28.26	6,188	7,523	4,044	4,061	8.4%	9.0%	13.4x	11.7x	11.2x	9.4x	8.8%
Mean		$5,773	$6,368	$4,519	$4,464	7.6%	8.4%	13.2x	11.7x	12.6x	11.0x	12.6%
Median		$6,044	$6,672	$4,420	$4,242	8.2%	9.0%	13.4x	11.7x	11.5x	10.2x	13.8%
Low		$5,088	$4,910	$4,044	$4,061	6.3%	7.1%	11.1x	9.9x	11.2x	9.4x	8.8%
High		$6,188	$7,523	$5,091	$5,090	8.4%	9.0%	15.3x	13.6x	15.2x	13.4x	15.1%
AMGP at WSC[4]	$11.39	$2,120	$2,123	$2,120	$2,123	5.1%	7.7%	13.0x	9.7x	15.0x	9.1x	57.3%
AMGP at Mgmt Estimates	$11.39	$2,120	$2,123	$2,120	$2,123	5.1%	7.8%	9.5x	6.3x	12.8x	8.5x	57.3%

Series B		Metric		Multiple Range			Implied Total Entity Share Price[5]		
		AMGP at Mgmt. Estimates	AMGP at WSC	Low	Median	High	Low	Median	High
With Series B Conversion	2019E EBITDA	$235	$233	11.1x	13.4x	15.3x	$12.81	$15.50	$17.70

	Metric		Multiple Range			Implied GP Share Price[5]		
	AMGP at Mgmt. Estimates	AMGP at WSC	Low	Median	High	Low	Median	High
2019E CAFD	$165	$176	11.2x	11.5x	15.2x	$9.08	$9.32	$12.34

Series B		Total HoldCo Distributions		Yield Range			Implied Total Entity Share Price[6]		
		AMGP at Mgmt. Estimates	AMGP at WSC	Low	Median	High	Low	Median	High
With Series B Conversion	2019E Distribution Yield	$174	$173	9.0%	9.0%	7.1%	$9.48	$9.52	$12.14

Source: FactSet as of 1/2/2019 and Wall Street research.
Note: Implied GP value calculated as the equity value of GP - equity value of the LP units held + net debt held by the GP.
Note: On November 8, 2018, WES and WGP announced a simplification agreement. On November 30th, 2018, Equitrans Midstream (ETRN) announced the acquisition of EQGP for $20.00 cash/unit and, subsequent to the GP buy-in, ETRN announced the proposed simplification of EQM and PF ETRN.
(1) Total entity distribution yield calculated as GP distribution per unit / share over current GP unit / share price.
(2) Total entity enterprise value calculated as the equity value of GP + net debt held by the GP. GP EBITDA calculated as total distributions to the GP. For AMGP, EBITDA calculated as total distributions to IDR, LLC less Series B payments.
(3) Implied GP equity value calculated as GP share / unit price times GP shares outstanding. Cash available for distribution (CAFD) calculated as GP EBITDA less interest expense and maintenance capex.
(4) Antero Midstream Partners LP announced on February 26, 2018 that its Board of Directors had formed a special committee, in conjunction with the formation of special committees at both Antero Resources and Antero Midstream GP, to evaluate potential measures and transactions that could involve Antero Midstream.
(5) Implied share prices are calculated based on Management projections.
(6) "Total HoldCo Distributions with Series B Conversion" calculated as HoldCo distributions with post-tax Series B payments added back in over (AMGP FD S/O + 17.3mm Series B converted units).
(7) Representative of 91% interest in EQGP.
(8) On November 30. 2018, Equitrans Midstream made an all-cash offer of $20 per unit for all outstanding EQGP units, representing a ~17% premium to the latest closing price. Since that time EQGP equity has remained at ~$20 per unit while Equitrans Equity Value has declined ~13%.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING 16 20

AMGP DCF Analysis | AR Base Volumes Case

PRELIMINARY & CONFIDENTIAL

AMGP with Series B Value Conversion | Valuation Effective Date: 12/31/2018

Discounted Levered DCF(1) Analysis

Distributions Attributable to IDR, LLC | Before Series B Payments

Discount Rate	2022E CAFD Multiple: 11.0x	12.5x	14.0x
8.0%	$20.52	$22.85	$25.18
10.0%	$19.50	$21.71	$23.91
12.0%	$18.55	$20.64	$22.73

Discounted Distribution Analysis | Pre-Series B Payment

AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy

Discount Rate	2022E Distribution Yield: 9.0%	8.0%	7.0%
8.0%	$20.69	$22.85	$25.62
10.0%	$19.67	$21.71	$24.33
12.0%	$18.71	$20.64	$23.13

Discounted Levered DCF(1) Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
HoldCo DCF	$177	$269	$350	$398
Discount Factor	0.954	0.867	0.788	
PV of GP FCF	$169	$233	$276	
Disc. IDR Distribution Total				$678
Terminal Multiple				12.5x
Terminal Disc. Factor				0.751
Implied Equity Value				$4,419
AMGP Shares O/S (Inclusive of 17.354mm Series B Conversion Shares)				203.6
Implied Equity Value per Share				$21.71

Discounted Distribution Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
Adj. GP Dist. Per Share(2)	$0.87	$1.32	$1.72	$1.96
Discount Factor	0.954	0.867	0.788	
PV of GP Dist. per Share	$0.83	$1.14	$1.35	
Disc. Adj. Dist. Total				$3.33
Terminal Yield				8.0%
Terminal Disc. Factor				0.751
Implied Terminal Value per Share				$18.38
Implied Equity Value per Share				$21.71

Source: Management projections and FactSet as of 1/2/2019.

(1) AMGP discounted DCF defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%.

(2) Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 17.354mm converted Series B units).

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

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AMGP Illustrative Discounted Future Value AR Base Volumes Case ___________________________________ Source: Management projections and FactSet as of 1/2/2019. Note: Valuation based on annual distributions. Net of Series B value. AMGP Status Quo Assumptions Management projections Valuation date as of 12/31/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 12/31/18 at 10% cost of equity Interim distributions discounted upon receipt to 12/31/18 7% 8% 9% Current Share Price Yield 22 18 $14.82 $18.54 $20.47 $16.57 $20.61 $22.61 $18.81 $23.27 $25.37 $11.39 2019E 2020E 2021E

AMGP DCF Analysis | AR Downside Volumes Case

AMGP with Series B Value Conversion | Valuation Effective Date: 12/31/2018

PRELIMINARY & CONFIDENTIAL

Discounted Levered DCF[1] Analysis

Distributions Attributable to IDR, LLC | Before Series B Payments

Discount Rate	2022E CAFD Multiple: 11.0x	12.5x	14.0x
8.0%	$18.01	$20.06	$22.10
10.0%	$17.12	$19.06	$20.99
12.0%	$16.29	$18.13	$19.96

Discounted Distribution Analysis | Pre-Series B Payment

AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy

Discount Rate	2022E Distribution Yield: 9.0%	8.0%	7.0%
8.0%	$18.16	$20.06	$22.49
10.0%	$17.26	$19.06	$21.36
12.0%	$16.43	$18.13	$20.31

Discounted Levered DCF[1] Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
HoldCo DCF	$177	$229	$286	$350
Discount Factor	0.954	0.867	0.788	
PV of GP FCF	$169	$199	$225	
Disc. IDR Distribution Total				$593
Terminal Multiple				12.5x
Terminal Disc. Factor				0.751
Implied Equity Value				$3,879
AMGP Shares O/S (Inclusive of 17.354mm Series B Conversion Shares)				203.6
Implied Equity Value per Share				$19.06

Discounted Distribution Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
Adj. GP Dist. Per Share[2]	$0.87	$1.13	$1.40	$1.72
Discount Factor	0.954	0.867	0.788	
PV of GP Dist. per Share	$0.83	$0.98	$1.11	
Disc. Adj. Dist. Total				$2.92
Terminal Yield				8.0%
Terminal Disc. Factor				0.751
Implied Terminal Value per Share				$16.14
Implied Equity Value per Share				$19.06

Source: Management projections and FactSet as of 1/2/2019.
(1) AMGP discounted IDR distribution defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%.
(2) Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 17.354mm converted Series B units).

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

19 23

AMGP Illustrative Discounted Future Value AR Downside Volumes Case ___________________________________ Source: Management projections and FactSet as of 1/2/2019. Note: Valuation based on annual distributions. Net of Series B value. AMGP Status Quo Assumptions Management projections Valuation date as of 12/31/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 12/31/18 at 10% cost of equity Interim distributions discounted upon receipt to 12/31/18 7% 8% 9% Current Share Price Yield 24 20 $12.78 $15.33 $17.97 $14.27 $17.02 $19.85 $16.19 $19.20 $22.27 $11.39 2019E 2020E 2021E

AMGP DCF Analysis | AR Upside Volumes Case

PRELIMINARY & CONFIDENTIAL

AMGP with Series B Value Conversion | Valuation Effective Date: 12/31/2018

Discounted Levered DCF[1] Analysis

Distributions Attributable to IDR, LLC | Before Series B Payments

Discount Rate	2022E CAFD Multiple: 11.0x	12.5x	14.0x
8.0%	$22.60	$25.21	$27.83
10.0%	$21.47	$23.94	$26.42
12.0%	$20.42	$22.76	$25.10

Discounted Distribution Analysis | Pre-Series B Payment

AMGP Distributions | 1.0x Coverage | SQ AM Distribution Policy

Discount Rate	2022E Distribution Yield: 9.0%	8.0%	7.0%
8.0%	$22.79	$25.21	$28.32
10.0%	$21.65	$23.94	$26.89
12.0%	$20.59	$22.76	$25.55

Discounted Levered DCF[1] Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
HoldCo DCF	$177	$269	$350	$447
Discount Factor	0.954	0.867	0.788	
PV of GP FCF	$169	$233	$276	
Disc. IDR Distribution Total				$678
Terminal Multiple				12.5x
Terminal Disc. Factor				0.751
Implied Equity Value				$4,874
AMGP Shares O/S (Inclusive of 17.354mm Series B Conversion Shares)				203.6
Implied Equity Value per Share				$23.94

Discounted Distribution Analysis

Supplemental Calculation Detail

	2019E	2020E	2021E	2022E
Adj. GP Dist. Per Share[2]	$0.87	$1.32	$1.72	$2.19
Discount Factor	0.954	0.867	0.788	
PV of GP Dist. per Share	$0.83	$1.14	$1.35	
Disc. Adj. Dist. Total				$3.33
Terminal Yield				8.0%
Terminal Disc. Factor				0.751
Implied Terminal Value per Share				$20.61
Implied Equity Value per Share				$23.94

Source: Management projections and FactSet as of 1/2/2019.
(1) AMGP discounted DCF defined as HoldCo DCF with Series B payments added back in. Discounted cost of equity at 10.0%.
(2) Adj. GP distribution per share calculated as (AMGP DCF + Series B payment added back) / (fully diluted AMGP shares outstanding + 17.354mm converted Series B units).

25

AMGP Illustrative Discounted Future Value AR Upside Volumes Case ___________________________________ Source: Management projections and FactSet as of 1/2/2019. Note: Valuation based on annual distributions. Net of Series B value. AMGP Status Quo Assumptions Management projections Valuation date as of 12/31/18 Future share price calculated at FY1 annual distributions divided by yield Discounted to 12/31/18 at 10% cost of equity Interim distributions discounted upon receipt to 12/31/18 7% 8% 9% Current Share Price Yield 26 $14.82 $18.54 $22.55 $16.57 $20.61 $24.96 $18.81 $23.27 $28.05 $11.39 2019E 2020E 2021E

IV. Analysis of Transaction 27

Analysis at Transaction Value

PRELIMINARY & CONFIDENTIAL

($ in millions, unless otherwise noted)

A	B	C	D	E	F
		10/8 | At Transaction[3]	Current | At Transaction[3]		
All-in Exchange Ratio to Public (At Current AMGP Sh. Price of $11.39)		1.8324x	1.9175x		
Premium to Implied AM Unit Price to Public (AMGP Share Price x All-in XR)		6.4%	(0.6%)		
Implied AM Unit Price to Public		$31.37	$21.84		
Fully Diluted AM Units Outstanding Owned by Public		88.2	88.2		
Implied Fully-Diluted AM Equity Value Owned by Public		$2,766	$1,926		
Total Implied Fully-Diluted AM Equity Value		$5,805	$4,033		
AM Net Debt / (Cash)		1,633	1,633		
AMGP Net Debt / (Cash)		-	-		
Implied AMGP Equity Value[1]		$2,319	$2,319		
Implied AM Enterprise Value		$9,757	$7,985		

	Multiples:	AM Statistic			Comparable Metrics: Trading Median	Comparable Metrics: Transaction Median (NTM)
AR Base Case	2019E EBITDA	$892	10.9x	9.0x	9.4x	10.9x
	2020E EBITDA	$1,143	8.5x	7.0x	7.4x	
	2019E DCF[2]	$456	12.7x	8.8x	8.4x	
	2020E DCF[2]	$555	10.5x	7.3x	7.8x	
	Current Yield to Public	$1.76	5.6%	8.1%	8.5%	
AR Downside Volumes Case	2019E EBITDA	$892	10.9x	9.0x		
	2020E EBITDA	$1,051	9.3x	7.6x		
	2019E DCF[2]	$456	12.7x	8.8x		
	2020E DCF[2]	$517	11.2x	7.8x		
	Current Yield to Public	$1.76	5.6%	8.1%		
AR Upside Volumes Case	2019E EBITDA	$892	10.9x	9.0x		
	2020E EBITDA	$1,128	8.6x	7.1x		
	2019E DCF[2]	$453	12.8x	8.9x		
	2020E DCF[2]	$543	10.7x	7.4x		
	Current Yield to Public	$1.76	5.6%	8.1%		

Source: Company filings, and FactSet as for 1/2/2019.
(1) Includes Series B units exchanged for 17.354mm AMGP shares
(2) DCF attributable to the LP unitholders. DCF multiples based on total all-in implied equity consideration for AM public and AR.
(3) Each Public AM Common Unit to receive: 1.6350 AMGP shares, $3.415 Cash. For each common unit held, AR to receive: 1.6023 AMGP shares and $3.00 Cash.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING 22 28

Contribution Analysis | AR Base Case

PRELIMINARY & CONFIDENTIAL

AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

Contribution Analysis Implied Ownership



AM
AMGP
2017A DCF
76.0%
24.0%
2018E DCF
70.8%
29.2%
2019E DCF
69.2%
30.8%
2020E DCF
67.5%
32.5%
2021E DCF
66.0%
34.0%
2022E DCF
65.3%
34.7%
2017A Distributions
82.9%
17.1%
2018E Distributions
76.2%
23.8%
2019E Distributions
71.6%
28.4%
2020E Distributions
68.4%
31.6%
2021E Distributions
66.6%
33.4%
2022E Distributions
65.9%
34.1%

Implied Exchange Ratio | Series B Adjusted[1,2]



At Transaction (Current): 1.9175x
2017A DCF
3.175x
2018E DCF
2.428x
2019E DCF
2.242x
2020E DCF
2.078x
2021E DCF
1.941x
2022E DCF
1.881x
2017A Distributions
5.334x
2018E Distributions
3.199x
2019E Distributions
2.518x
2020E Distributions
2.160x
2021E Distributions
1.997x
2022E Distributions
1.931x

Source: Management projections. FactSet as of 1/2/2019.
Note: AM DCF calculated as LP interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments.
Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
Note: Cash tax shield from Series B depreciation of ~$6mm per year.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 17.354mm converted Series B units.
(2) At Transaction: 1.6350x XR and $3.415 cash consideration / unit.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

23 29

Contribution Analysis | AR Downside Volumes Case

PRELIMINARY & CONFIDENTIAL

AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

Contribution Analysis Implied Ownership



AM
AMGP
2017A DCF
76.0%
24.0%
2018E DCF
70.8%
29.2%
2019E DCF
69.2%
30.8%
2020E DCF
67.9%
32.1%
2021E DCF
65.3%
34.7%
2022E DCF
65.3%
34.7%
2017A Distributions
82.9%
17.1%
2018E Distributions
76.2%
23.8%
2019E Distributions
71.6%
28.4%
2020E Distributions
69.5%
30.5%
2021E Distributions
67.9%
32.1%
2022E Distributions
66.6%
33.4%

Implied Exchange Ratio | Series B Adjusted[1,2]



At Transaction (Current): 1.9175x
2017A DCF
3.175x
2018E DCF
2.428x
2019E DCF
2.242x
2020E DCF
2.118x
2021E DCF
1.882x
2022E DCF
1.883x
2017A Distributions
5.334x
2018E Distributions
3.199x
2019E Distributions
2.518x
2020E Distributions
2.280x
2021E Distributions
2.118x
2022E Distributions
1.997x

Source: Management projections. FactSet as of 1/2/2019.
Note: AM DCF calculated as LP interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments.
Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
Note: Cash tax shield from Series B depreciation of ~$6mm per year.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 17.354mm converted Series B units.
(2) At Transaction: 1.6350x XR and $3.415 cash consideration / unit.

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Contribution Analysis | AR Upside Case

PRELIMINARY & CONFIDENTIAL

AMGP DCF Contribution Based On Actual Forecasted Taxes (Including on Series B Cash Flow)

Contribution Analysis Implied Ownership



AM
AMGP
2017A DCF
76.0%
24.0%
2018E DCF
70.8%
29.2%
2019E DCF
69.3%
30.7%
2020E DCF
68.0%
32.0%
2021E DCF
65.1%
34.9%
2022E DCF
65.0%
35.0%
2017A Distributions
82.9%
17.1%
2018E Distributions
76.2%
23.8%
2019E Distributions
71.6%
28.4%
2020E Distributions
68.4%
31.6%
2021E Distributions
66.6%
33.4%
2022E Distributions
65.3%
34.7%

Implied Exchange Ratio | Series B Adjusted[1,2]



At Transaction (Current): 1.9175x
2017A DCF
3.175x
2018E DCF
2.428x
2019E DCF
2.255x
2020E DCF
2.122x
2021E DCF
1.864x
2022E DCF
1.860x
2017A Distributions
5.334x
2018E Distributions
3.199x
2019E Distributions
2.518x
2020E Distributions
2.160x
2021E Distributions
1.997x
2022E Distributions
1.879x

Source: Management projections. FactSet as of 1/2/2019.
Note: AM DCF calculated as LP interest in EBITDA less interest expense, maintenance capex, and tax withholding reimbursements paid to AR. AMGP DCF calculated as IDR DCF from AM to IDR LLC less G&A and cash taxes plus post-tax Series B payments.
Note: AM distributions calculated as distributions attributable to LP unitholders. AMGP distributions defined as distributions attributable to IDR, LLC less taxes paid on full distributions available to IDR, LLC less G&A.
Note: Cash tax shield from Series B depreciation of ~$6mm per year.
(1) Implied exchange ratios utilize adjusted AMGP share count of fully diluted AMGP shares outstanding + 17.354mm converted Series B units.
(2) At Transaction: 1.6350x XR and $3.415 cash consideration / unit.

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31

Implied Exchange Ratios(1)

AM & AMGP

At Transaction (Current): 1.9175x

PRELIMINARY & CONFIDENTIAL

AR Base Volumes Case

Discounted Levered DCF Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.173x	1.496x	1.891x
10.0%	1.178x	1.499x	1.894x
12.0%	1.182x	1.503x	1.896x

Discounted Distribution Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.457x	1.779x	2.165x
10.0%	1.460x	1.781x	2.166x
12.0%	1.463x	1.783x	2.166x

PV of Future Share Price

PV of FSP at 10% Discount Rate	YE 2019	YE 2020	YE 2021
Low	1.977x	1.847x	1.803x
Mid	1.951x	1.821x	1.778x
High	1.918x	1.790x	1.747x

AR Downside Volumes Case

Discounted Levered DCF Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.272x	1.620x	2.048x
10.0%	1.276x	1.624x	2.050x
12.0%	1.281x	1.628x	2.053x

Discounted Distribution Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.513x	1.847x	2.247x
10.0%	1.516x	1.849x	2.248x
12.0%	1.519x	1.851x	2.248x

PV of Future Share Price

PV of FSP at 10% Discount Rate	YE 2019	YE 2020	YE 2021
Low	2.087x	1.963x	1.872x
Mid	2.060x	1.936x	1.846x
High	2.026x	1.903x	1.813x

AR Upside Volumes Case

Discounted Levered DCF Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.118x	1.431x	1.815x
10.0%	1.122x	1.434x	1.818x
12.0%	1.127x	1.438x	1.820x

Discounted Distribution Approach

Discount Rate	Implied XR Low	Implied XR Med	Implied XR High
8.0%	1.414x	1.731x	2.114x
10.0%	1.416x	1.733x	2.114x
12.0%	1.419x	1.735x	2.115x

PV of Future Share Price

PV of FSP at 10% Discount Rate	YE 2019	YE 2020	YE 2021
Low	1.977x	1.847x	1.756x
Mid	1.951x	1.821x	1.730x
High	1.918x	1.790x	1.700x

Source: Management projections. FactSet as of 1/2/2019.
Note: AM distributable cash flow defined as distributable cash flow attributable to AM LP unitholders. AMGP distributable cash flow defined as HoldCo DCF with pre-tax Series B payments added back in. AMGP share values based on Shares Outstanding including 17.354mm additional shares from Series B conversion.
(1) Low AM to high AMGP and high AM to low AMGP implied unit and share prices compared to assess full range of potential exchange ratios.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING 25 32

Premiums Paid Analysis | MLP Transactions

PRELIMINARY & CONFIDENTIAL

A	B	C	D	E	F	G	H	I	J
				Premium					
Announcement Date	Target	Acquiror	Transaction Value	1-Day Premium	Unaffected 1-Day Premium	Unaffected Date	Taxable Transaction	Acquiror Performance Since Day Prior to Announcement	AMZ Performance Since Day Prior to Announcement
11/26/18	Dominion Energy Midstream Partners LP	Dominion Energy Inc	$3,598	0.9%	0.9%	NA	No	(2.6%)	(6.7%)
11/26/18	TransMontaigne Partners L.P.	Arclight Capital	1,247	12.6%	12.6%	NA	No	N/A	(6.7%)
11/8/18	Western Gas Partners, LP	Western Gas Equity Partners LP	12,781	7.6%	7.6%	NA	No	(14.4%)	(12.4%)
10/22/18	EnLink Midstream Partners, L.P.	EnLink Midstream LLC	12,236	1.1%	1.1%	NA	Yes	(39.6%)	(16.7%)
10/18/18	Valero Energy Partners LP	Valero Energy Corporation	3,788	6.0%	6.0%	NA	Yes	(27.2%)	(17.2%)
9/18/18	Enbridge Energy Partners	Enbridge Inc.	15,562	2.1%	11.6%	5/17/18	Yes	(7.9%)	(18.9%)
8/24/18	Spectra Energy Partners, LP	Enbridge Inc.	27,810	5.7%	19.4%	5/17/18	Yes	(12.3%)	(21.8%)
8/1/18	Energy Transfer Partners, LP	Energy Transfer Equity, L.P.	66,981	11.2%	11.2%	NA	No	(27.2%)	(19.0%)
6/19/18	Cheniere Energy Partners LP Holdings	Cheniere Energy Inc.	5,651	2.2%	10.7%	5/16/18	No	(7.6%)	(15.0%)
5/17/18	Williams Partners, LP	Williams Companies	57,793	6.4%	16.5%	3/15/18	Yes	(18.1%)	(14.8%)
3/26/18	Tallgrass Energy Partners, LP	Tall Grass Energy GP, LP	8,361	0.6%	(18.4%)	2/7/18	Yes	37.1%	(5.4%)
2/7/18	Terra Nitrogen Co. LP	Terra Nitrogen GP, Inc.	1,474	3.7%	3.7%	NA	Yes	N/A	(19.9%)
1/2/18	Archrock Partners, LP	Archrock, Inc	2,438	23.4%	23.4%	NA	Yes	(23.9%)	(17.9%)
8/29/17	Arc Logistics Partners LP	Zenith Energy US, LP	736	15.2%	15.2%	NA	Yes	N/A	(17.3%)
10/25/16	PennTex Midstream Partners, LP	Energy Transfer Partners, LP	789	43.3%	43.3%	NA	Yes	N/A	(28.1%)
3/2/17	VTTI Energy Partners, LP	VTTI, B.V	1,867	6.0%	6.0%	NA	Yes	N/A	(31.8%)
4/3/17	World Point Terminals, LP	World Point Terminals, Inc.	594	5.8%	5.8%	NA	Yes	N/A	(30.1%)
2/1/17	ONEOK Partners, LP	ONEOK, Inc	23,654	25.8%	25.8%	NA	Yes	(1.3%)	(31.5%)
1/27/17	Midcoast Energy Partners, LP	Enbridge Energy Company	1,176	(8.6%)	(8.6%)	NA	Yes	(28.8%)	(33.5%)
11/21/16	Energy Transfer Partners, LP	Sunoco Logistics Partners, LP	54,455	(0.2%)	(0.2%)	NA	No	N/A	(25.3%)
10/24/16	JP Energy Partners LP	American Midstream Partners	476	9.1%	9.1%	NA	No	(77.9%)	(28.0%)
9/26/16	Transcanada	Columbia Pipeline Partners LP	3,464	11.1%	9.9%	3/16/16	Yes	(22.4%)	(27.8%)
8/1/16	Transocean Partners LLC	Transocean Inc.	1,202	20.8%	20.8%	NA	No	(35.0%)	(28.8%)
5/30/16	Rose Rock Midstream	SemGroup Corp.	2,034	0.0%	0.0%	NA	Yes	(51.7%)	(25.1%)
11/3/15	Targa Resources Partners LP	Targa Resources Corp.	12,229	18.4%	18.4%	NA	Yes	(36.9%)	(32.3%)
10/26/15	Northern Tier Energy	Western Refining, Inc.	5,286	11.7%	11.7%	NA	Yes	N/A	(30.3%)
7/13/15	MarkWest Energy Partners, LP	MPLX LP	22,360	36.3%	36.3%	NA	No	(55.5%)	(43.6%)
5/6/15	Crestwood Midstream Partners	Crestwood Equity Partners, LP	6,920	17.2%	17.2%	NA	No	(57.4%)	(50.0%)
4/6/15	QEP Midstream Partners LP	Tesoro Logistics LP	1,145	8.6%	(14.0%)	10/18/14	No	(37.0%)	(47.5%)
1/26/15	Regency Energy Partners LP	Energy Transfer Partners, LP	18,593	13.2%	13.2%	NA	No	N/A	(50.0%)
10/26/14	Access Midstream Partners LP	Williams Partners LP	34,256	(0.2%)	(5.7%)	6/13/14	No	N/A	(55.9%)
10/13/14	Atlas Pipeline Partners LP	Targa Resources Partners LP	6,002	15.0%	15.0%	NA	No	N/A	(53.7%)
11/12/14	Oiltanking Partners LP	Enterprise Products Partners LP	4,289	1.7%	(0.9%)	9/30/14	No	(33.8%)	(54.8%)
8/10/14	Kinder Morgan Energy Partners	Kinder Morgan Inc.	52,566	12.0%	12.0%	NA	Yes	(56.3%)	(54.7%)
8/10/14	El Paso Pipeline Partners	Kinder Morgan Inc.	13,677	15.4%	15.4%	NA	Yes	(56.3%)	(54.7%)
7/24/14	QR Energy LP	Breitburn Energy Partners	2,856	17.5%	17.5%	NA	No	N/A	(57.1%)
10/10/13	PVR Partners LP	Regency Energy Partners LP	5,659	25.7%	25.7%	NA	No	N/A	(48.6%)
8/27/13	PAA Natural Gas Storage LP	Plains All American LP	2,531	8.5%	8.5%	NA	No	(60.1%)	(48.8%)
5/6/13	Crestwood Midstream Partners LP	Inergy Midstream LP	2,643	14.5%	14.5%	NA	No	N/A	(50.0%)
1/29/13	Copano Energy LLC	Kinder Morgan Energy Partners LP	4,858	23.5%	23.5%	NA	No	N/A	(47.2%)
2/23/11	Duncan Energy Partners LP	Enterprise Products Partners	3,282	28.1%	28.1%	NA	No	14.4%	(40.0%)
Median				11.1%	11.7%				
Mean				11.7%	11.5%				
Taxable Transactions Median				6.2%	13.6%				
Taxable Transactions Mean				11.0%	11.9%				
Premium to Current				(0.6%)	38.9%				
At Announcement (10/8/2018)[1]				6.4%	32.9%				

At Transaction

Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011.
Note: Considers transactions where target is an MLP. Unaffected 1-Day premium for transaction as of 2/23/2018, prior to Special Committee formation announcement.
(1) Spot pricing as of 10/8/2018.

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V. Pro Forma Impact for Transaction 34

PRELIMINARY & CONFIDENTIAL

Transaction Assumptions

Transaction Assumptions

- Transaction effective on 12/31/2018
- To acquire AM, AMGP will convert into a C-Corp in a 100% stock transaction
- Base case assumes:
  - Each outstanding Public AM common unit exchanged for 1.6350 AMGP shares and $3.415 cash per AM unit, for an all-equity equivalent exchange ratio of 1.9175x
  - Each outstanding AM common unit held at AR will be exchanged for 1.6023 AMGP shares and $3.00 cash per AM unit, for an all-equity equivalent exchange ratio of 1.8505x
  - All existing Series B units exchanged for 17.354mm AMGP shares
- Assumes Company provided dividend policy
- Step-up depreciation due to
  - Capex allocated on a 5-20 year MACRs schedule depending on capex category
  - Goodwill based on inside tax basis and 704(c) and 743(b) provided by company management
- $600mm refinancing of revolver debt with 6% term loan issued on 12/31/2018
- New capex financed by $500mm senior unsecured issuance in 2019, 2020, and 2022 at a 5.500% interest rate

Sources & Uses At Proposed Transaction

Sources		Uses	
AMGP Equity Issued[1]	$3,664	Purchase Non-Affiliated AM Units O/S	$1,662
AM Debt Rolled to AMGP Balance Sheet	1,633	Purchase Affiliated AM Units O/S	$1,804
Revolver Draw	622	Conversion of Series B Units	198
		Cash Consideration - Affiliated Units	297
		Cash Consideration - Non-Affiliated Units	301
		Transaction Fees[2]	24
		AM Existing Debt	1,633
Total Sources	**$5,919**	**Total Uses**	**$5,919**

AMGP Ownership Comparison

Status Quo



Sponsors 38.0%
Existing Public 40.9%
Mgmt. 21.1%

Pro Forma



Existing Public 15.0%
Mgmt. 11.2%
Sponsors 13.9%
AR 31.2%
Prior AM Public 28.8%

3.4% Series B share under Transaction

Source: FactSet as of 1/2/2019.
(1) Includes equity issued for Series B unit conversion into AMGP shares.
(2) Provided by Management.

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Accretion / (Dilution) Pre – Unitholder Tax(1) AM & AMGP AR Base Case AM Distributable Cash Flow Accretion / (Dilution) - % At 1.9175x Exchange Ratio AMGP Distributable Cash Flow Accretion / (Dilution) - % At 1.0x AM Coverage ___________________________________ Source: Management projections and FactSet as of 1/2/2019. Pre – Unitholder Tax; 1.9175x represents implied XR at 1.6350x equity XR and cash consideration of $3.415 / unit. Status Quo AMGP: Pro Forma AMGP: $ Acc / (Dil): 36 Status Quo AM: PF AMGP at 1.9175x: AM Distribution Accretion / (Dilution) - % At 1.9175x Exchange Ratio AMGP Distribution Accretion / (Dilution) - % $ Acc / (Dil): Status Quo AM: Pro Forma AMGP at 1.9175x: $ Acc / (Dil): (1) PF AMGP Coverage: Status Quo AMGP: Pro Forma AMGP: $ Acc / (Dil): PF AMGP Coverage: SQ AM Coverage: (1) (1) 29 9.7% 13.3% 19.8% 20.2% 2H 2018E $1.02 $0.97 $0.98 ($0.05) ($0.04) 2019E $2.42 $2.62 $2.66 $0.20 $0.23 2020E $2.90 $3.24 $3.29 $0.34 $0.39 2021E $3.74 $4.41 $4.48 $0.67 $0.74 1.9175x XR 9.8% 13.9% 18.6% 16.8% 2019E $2.44 $2.68 $0.24 2020E $2.97 $3.38 $0.41 2021E $3.54 $4.20 $0.66 2022E $3.89 $4.55 $0.66 7.6% 7.6% 7.4% 17.0% 2019E $2.21 $2.38 $0.17 1.130x 1.125x 2020E $2.85 $3.07 $0.22 1.050x 1.102x 2021E $3.42 $3.67 $0.25 1.041x 1.144x 2022E $3.76 $4.40 $0.64 1.040x 1.033x 39.8% 19.6% 10.1% 15.9% 2019E $0.89 $1.24 $0.35 1.125x 2020E $1.34 $1.60 $0.26 1.102x 2021E $1.74 $1.92 $0.18 1.144x 2022E $1.98 $2.30 $0.32 1.033x 33.8% 24.8% 20.7% 15.2% 2019E $1.04 $1.40 $0.35 2020E $1.41 $1.76 $0.35 2021E $1.81 $2.19 $0.38 2022E $2.06 $2.37 $0.31

Status Quo AMGP: Pro Forma AMGP: $ Acc / (Dil): PF AMGP Coverage: AM Distributable Cash Flow Accretion / (Dilution) - % At 1.9175x Exchange Ratio Accretion / (Dilution) Pre – Unitholder Tax(1) AM & AMGP AR Downside Volumes Case AMGP Distributable Cash Flow Accretion / (Dilution) - % At 1.0x AM Coverage ___________________________________ Source: Management projections and FactSet as of 1/2/2019. Pre – Unitholder Tax; 1.9175x represents implied XR at 1.6350x equity XR and cash consideration of $3.415 / unit. Status Quo AMGP: Pro Forma AMGP: $ Acc / (Dil): 37 AM Distribution Accretion / (Dilution) - % At 1.9175x Exchange Ratio AMGP Distribution Accretion / (Dilution) - % PF AMGP Coverage: Status Quo AM: PF AMGP at 1.9175x: $ Acc / (Dil): (1) Status Quo AM: Pro Forma AMGP at 1.9175x: $ Acc / (Dil): (1) PF AMGP Coverage: SQ AM Coverage: (1) 30 7.6% 19.1% 23.6% 28.7% 2019E $2.21 $2.38 $0.17 1.130x 1.125x 2020E $2.58 $3.07 $0.49 1.091x 1.006x 2021E $2.97 $3.67 $0.70 1.180x 1.089x 2022E $3.42 $4.40 $0.98 1.090x 0.975x 39.8% 39.9% 34.6% 31.9% 2019E $0.89 $1.24 $0.35 1.125x 2020E $1.14 $1.60 $0.46 1.006x 2021E $1.42 $1.92 $0.49 1.089x 2022E $1.74 $2.30 $0.56 0.975x 33.8% 26.8% 21.1% 17.9% 2019E $1.04 $1.40 $0.35 2020E $1.27 $1.61 $0.34 2021E $1.72 $2.09 $0.36 2022E $1.90 $2.24 $0.34 9.8% 11.6% 17.0% 16.5% 2019E $2.44 $2.68 $0.24 2020E $2.77 $3.09 $0.32 2021E $3.42 $4.00 $0.58 2022E $3.68 $4.29 $0.61 9.7% 13.3% 19.8% 20.2% 2H 2018E $1.02 $0.97 $0.98 ($0.05) ($0.04) 2019E $2.42 $2.62 $2.66 $0.20 $0.23 2020E $2.90 $3.24 $3.29 $0.34 $0.39 2021E $3.74 $4.41 $4.48 $0.67 $0.74 1.9175x XR

Status Quo AMGP: Pro Forma AMGP: $ Acc / (Dil): PF AMGP Coverage: AM Distributable Cash Flow Accretion / (Dilution) - % At 1.9175x Exchange Ratio Accretion / (Dilution) Pre – Unitholder Tax(1) AM & AMGP AR Upside Volumes Case AMGP Distributable Cash Flow Accretion / (Dilution) - % At 1.0x AM Coverage ___________________________________ Source: Management projections and FactSet as of 1/2/2019. Pre – Unitholder Tax; 1.9175x represents implied XR at 1.6350x equity XR and cash consideration of $3.415 / unit. Status Quo AMGP: Pro Forma AMGP: $ Acc / (Dil): 38 AM Distribution Accretion / (Dilution) - % At 1.9175x Exchange Ratio AMGP Distribution Accretion / (Dilution) - % PF AMGP Coverage: Status Quo AM: PF AMGP at 1.9175x: $ Acc / (Dil): (1) Status Quo AM: Pro Forma AMGP at 1.9175x: $ Acc / (Dil): (1) PF AMGP Coverage: SQ AM Coverage: (1) 9.7% 13.3% 19.8% 20.2% 2019E $2.42 $2.66 $0.23 2020E $2.90 $3.29 $0.39 2021E $3.74 $4.48 $0.74 2022E $4.16 $5.00 $0.84 7.6% 7.6% 7.4% 7.3% 2019E $2.21 $2.38 $0.17 1.123x 1.118x 2020E $2.85 $3.07 $0.22 1.022x 1.072x 2021E $3.42 $3.67 $0.25 1.108x 1.219x 2022E $4.10 $4.40 $0.30 1.016x 1.136x 39.8% 19.6% 10.1% 3.4% 2019E $0.89 $1.24 $0.35 1.118x 2020E $1.34 $1.60 $0.26 1.072x 2021E $1.74 $1.92 $0.18 1.219x 2022E $2.22 $2.30 $0.08 1.136x 34.0% 25.3% 19.6% 16.2% 2019E $1.03 $1.39 $0.35 2020E $1.37 $1.72 $0.35 2021E $1.95 $2.33 $0.38 2022E $2.24 $2.61 $0.36 9.7% 13.3% 19.8% 20.2% 2H 2018E $1.02 $0.97 $0.98 ($0.05) ($0.04) 2019E $2.42 $2.62 $2.66 $0.20 $0.23 2020E $2.90 $3.24 $3.29 $0.34 $0.39 2021E $3.74 $4.41 $4.48 $0.67 $0.74 1.9175x XR

Growth Comparison at Transaction

Pre – Unitholder Tax | SQ AM, SQ AMGP, & PF AMGP

PRELIMINARY & CONFIDENTIAL

DCF per Unit / Share	2019E	2020E	2021E	2022E	2019E - 2022E CAGR
Updated Base Case					
AM	$2.44	$2.97	$3.54	$3.89	17%
AMGP @ 1.0x AM Coverage	$1.04	$1.41	$1.81	$2.06	25%
PF AMGP	$1.40	$1.76	$2.19	$2.37	19%
Updated Downside Case					
AM	$2.44	$2.77	$3.42	$3.68	15%
AMGP @ 1.0x AM Coverage	$1.04	$1.27	$1.72	$1.90	22%
PF AMGP	$1.40	$1.61	$2.09	$2.24	17%
Updated Upside Case					
AM	$2.42	$2.90	$3.74	$4.16	20%
AMGP @ 1.0x AM Coverage	$1.03	$1.37	$1.95	$2.24	29%
PF AMGP	$1.39	$1.72	$2.33	$2.61	23%

Distributions / Dividends per Unit / Share	2019E	2020E	2021E	2022E	2019E - 2022E CAGR
Updated Base Case					
AM	$2.21	$2.85	$3.42	$3.76	19%
AMGP	$0.89	$1.34	$1.74	$1.98	31%
PF AMGP	$1.24	$1.60	$1.92	$2.30	23%
Updated Downside Case					
AM	$2.21	$2.58	$2.97	$3.42	16%
AMGP	$0.89	$1.14	$1.42	$1.74	25%
PF AMGP	$1.24	$1.60	$1.92	$2.30	23%
Updated Upside Case					
AM	$2.21	$2.85	$3.42	$4.10	23%
AMGP	$0.89	$1.34	$1.74	$2.22	36%
PF AMGP	$1.24	$1.60	$1.92	$2.30	23%
SQ AM Mgmt Dist Coverage (Updated Base Case)	1.130x	1.050x	1.041x	1.040x	
SQ AM Mgmt Dist Coverage (Updated Downside Case)	1.130x	1.091x	1.180x	1.090x	
SQ AM Mgmt Dist Coverage (Updated Upside Case)	1.123x	1.022x	1.108x	1.016x	
PF AMGP Mgmt. Dividend Coverage (Updated Base Case)	1.125x	1.102x	1.144x	1.033x	
PF AMGP Mgmt. Dividend Coverage (Updated Downside Case)	1.125x	1.006x	1.089x	0.975x	
PF AMGP Mgmt. Dividend Coverage (Updated Upside Case)	1.118x	1.072x	1.219x	1.136x	

Source: Management projections and FactSet as of 1/2/2019.
Note: Coverage assumptions as provided by Management. PF AMGP coverage extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Base Case extrapolated based on fixed distributions provided for AR Base Case. SQ AM coverage for AR Downside Volumes base extrapolated based on fixed distributions provided for AR Downside Volumes Case.

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Leverage Comparison SQ AM & YE 2018E – YE 2022E PF AMGP ___________________________________ Source: Management projections and FactSet as of 1/2/2019. Note: Revolver total capacity is $1,500mm with a consolidated total leverage covenant of 5.0x. 40 ($ in millions, unless otherwise noted) YE 2018E YE 2018E YE 2019E YE 2020E YE 2021E YE 2022E SQ AM PF AMGP PF AMGP PF AMGP PF AMGP PF AMGP Base Case Total YE Debt $1,638 $2,261 $2,887 $3,548 $3,716 $3,791 Net Debt $1,633 $2,256 $2,882 $3,543 $3,711 $3,786 LTM EBITDA $716 $716 $892 $1,143 $1,338 $1,465 Net Debt / LTM EBITDA 2.3x 3.1x 3.2x 3.1x 2.8x 2.6x Downside Case Total Debt $1,638 $2,261 $2,887 $3,507 $3,752 $4,013 Net Debt $1,633 $2,256 $2,882 $3,502 $3,747 $4,008 LTM EBITDA $716 $716 $892 $1,051 $1,296 $1,382 Net Debt / LTM EBITDA 2.3x 3.1x 3.2x 3.3x 2.9x 2.9x Upside Case Total Debt $1,638 $2,261 $2,933 $3,623 $3,804 $3,946 Net Debt $1,633 $2,256 $2,928 $3,618 $3,799 $3,941 LTM EBITDA $716 $716 $892 $1,128 $1,431 $1,588 Net Debt / LTM EBITDA 2.3x 3.1x 3.2x 3.1x 2.6x 2.5x

PF AMGP Selected Public Trading Comparables

PRELIMINARY & CONFIDENTIAL

Midstream C-Corps & High – Growth MLPs

A	B	C	D	E	F	G	H	I	J	K	L
				Distribution / Unit / Price (Yield)		Dist. Growth	Equity Value / DCF[2,3]		Enterprise Value / EBITDA		Coverage
Company	Unit Price at 1/2/2019	Equity Value	TEV	Current	2019E	2018E to 2020E CAGR[1]	2019E	2020E	2019E	2020E	2019E
Non-IDR Midstream C-Corps											
Kinder Morgan Inc	$15.80	$35,038	$70,320	5.1%	6.3%	25%	7.6x	7.4x	9.2x	8.8x	2.6x
ONEOK, Inc.	54.41	22,382	31,251	6.3%	6.7%	10%	11.7x	10.9x	11.9x	9.9x	1.4x
Plains All American Pipeline LP	20.57	16,290	25,830	5.8%	6.4%	11%	7.0x	7.1x	9.2x	9.1x	1.9x
SemGroup Corporation	14.26	1,121	4,030	13.3%	14.1%	5%	4.8x	4.8x	9.3x	8.7x	1.4x
Targa Resources Corp.	36.74	8,536	15,728	9.9%	9.9%	1%	9.5x	6.3x	10.0x	7.9x	1.1x
The Williams Companies, Inc.	22.42	27,140	49,924	6.1%	6.8%	11%	8.5x	7.9x	9.8x	9.3x	2.2x
Tallgrass Energy, LP	24.17	6,778	9,806	8.4%	9.0%	7%	10.3x	10.9x	10.3x	10.9x	1.2x
High - Growth MLPs[4]											
BP Midstream Partners LP	$16.02	$1,743	$2,023	7.3%	8.1%	15%	9.7x	8.5x	9.4x	7.4x	1.4x
CNX Midstream Partners LP	16.40	1,214	1,726	8.5%	9.6%	15%	7.1x	5.9x	7.3x	6.2x	1.3x
Hess Midstream Partners LP	17.62	987	3,287	8.1%	9.2%	15%	9.9x	9.0x	9.5x	8.0x	1.2x
Noble Midstream Partners LP	29.67	1,254	2,513	7.5%	8.8%	20%	7.0x	5.0x	8.4x	7.1x	2.0x
Oasis Midstream Partners LP	17.25	515	1,082	10.0%	11.7%	20%	5.3x	4.8x	7.5x	6.3x	1.1x
Phillips 66 Partners LP	42.72	8,861	12,429	7.0%	8.1%	10%	10.6x	9.9x	10.1x	8.7x	1.3x
Shell Midstream Partners LP	17.12	5,421	7,336	8.9%	10.0%	11%	8.4x	8.3x	8.8x	7.4x	1.2x
Mean		$9,806	$16,949	8.0%	8.9%	13%	8.4x	7.6x	9.3x	8.3x	1.5x
Median		$6,116	$7,429	7.8%	8.6%	11%	9.0x	8.1x	9.5x	8.7x	1.3x
Midstream C-Corp Mean		$16,755	$29,556	7.8%	8.5%	10%	8.5x	7.9x	10.0x	9.2x	1.7x
Midstream C-Corp Median		$16,290	$25,830	6.3%	6.8%	10%	8.5x	7.4x	9.8x	9.1x	1.4x
High-Growth MLP Mean		$2,856	$4,342	8.2%	9.4%	15%	8.3x	7.3x	8.7x	7.3x	1.4x
High-Growth MLP Median		$1,254	$2,513	8.1%	9.2%	15%	8.4x	8.3x	8.8x	7.4x	1.3x
PF AMGP at Transaction	$11.39	$4,033	$7,988	8.1%	10.1%	29%	8.9x	7.8x	9.0x	7.6x	1.1x

Source: FactSet as of 1/2/2019 and Wall Street research.
Note: Assumes AMGP share price of $11.19 for offer / AM Proposal metrics.
Note: On November 30th, 2019, Equitrans Midstream announced a simplification of EQGP and EQM.
(1) For C-corps, CAGR calculated using Q4 2017 dividend annualized and 2020E dividend.
(2) Calculated as equity value to LP DCF.
(3) DCF calculated as EBITDA less interest expense and maintenance capital.
(4) Defined as high-growth MLP if current - 2020E distribution growth CAGR is greater than 10%.

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Has / Gets Analysis | AR Base Case

AM Pre – Unitholder Tax | Valuation Effective Date: 12/31/2018

PRELIMINARY & CONFIDENTIAL

Stand Alone AM Implied Unit Price

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple 7.0x	8.5x	10.0x
8.0%	$29.54	$34.17	$38.81
10.0%	$28.16	$32.54	$36.93
12.0%	$26.87	$31.02	$35.18

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield 10.0%	9.0%	8.0%
8.0%	$37.34	$40.65	$44.80
10.0%	$35.52	$38.66	$42.59
12.0%	$33.84	$36.81	$40.53

SQ vs PF Distribution Coverage

	2019E	2020E	2021E	2022E
SQ AM Coverage	1.130x	1.050x	1.041x	1.040x
PF AMGP Coverage	1.125x	1.102x	1.144x	1.033x

XR Adjusted PF AMGP Implied Share Price | 1.9175x XR(1)

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple 7.0x	9.0x	11.0x
8.0%	$32.68	$38.84	$44.99
10.0%	$31.31	$37.13	$42.96
12.0%	$30.02	$35.54	$41.06

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield 10.0%	8.5%	7.0%
8.0%	$40.07	$45.33	$52.83
10.0%	$38.28	$43.25	$50.36
12.0%	$36.61	$41.32	$48.05

Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC

Discount Rate	2022E Terminal Multiple 9.0x	10.0x	11.0x
7.0%	$36.24	$40.09	$43.93
8.5%	$34.72	$38.41	$42.10
10.0%	$33.28	$36.82	$40.36

Source: Management projections and FactSet as of 1/2/2019.
(1) Implied XR at 1.6350x equity XR and cash consideration of $3.415 / unit. Cash consideration added to implied share price at 1.6350x XR.
(2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q4 2018 net debt per share.

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Has / Gets Analysis | AR Downside Volumes Case

AM Pre – Unitholder Tax | Valuation Effective Date: 12/31/2018

PRELIMINARY & CONFIDENTIAL

Stand Alone AM Implied Unit Price

Discounted Levered DCF Analysis

2022E DCF Multiple

Discount Rate	7.0x	8.5x	10.0x
8.0%	$28.11	$32.49	$36.88
10.0%	$26.79	$30.95	$35.10
12.0%	$25.57	$29.51	$33.44

Discounted Distribution Analysis

2022E Distribution Yield

Discount Rate	10.0%	9.0%	8.0%
8.0%	$34.02	$37.04	$40.81
10.0%	$32.38	$35.23	$38.80
12.0%	$30.84	$33.55	$36.93

SQ vs PF Distribution Coverage

	2019E	2020E	2021E	2022E
SQ AM Coverage	1.130x	1.091x	1.180x	1.090x
PF AMGP Coverage	1.125x	1.006x	1.089x	0.975x

XR Adjusted PF AMGP Implied Share Price | 1.9175x XR(1)

Discounted Levered DCF Analysis

2022E DCF Multiple

Discount Rate	7.0x	9.0x	11.0x
8.0%	$31.11	$36.92	$42.73
10.0%	$29.81	$35.31	$40.81
12.0%	$28.60	$33.81	$39.02

Discounted Distribution Analysis

2022E Distribution Yield

Discount Rate	10.0%	8.5%	7.0%
8.0%	$40.07	$45.33	$52.83
10.0%	$38.28	$43.25	$50.36
12.0%	$36.61	$41.32	$48.05

Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC

2022E Terminal Multiple

Discount Rate	9.0x	10.0x	11.0x
7.0%	$34.19	$37.82	$41.45
8.5%	$32.76	$36.24	$39.72
10.0%	$31.40	$34.74	$38.08

Source: Management projections and FactSet as of 1/2/2019.
(1) Implied XR at 1.6350x equity XR and cash consideration of $3.415 / unit. Cash consideration added to implied share price at 1.6350x XR.
(2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q4 2018 net debt per share.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING 34 43

Has / Gets Analysis | AR Upside Volumes Case

AM Pre – Unitholder Tax | Valuation Effective Date: 12/31/2018

PRELIMINARY & CONFIDENTIAL

Stand Alone AM Implied Unit Price

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple 7.0x	8.5x	10.0x
8.0%	$31.12	$36.07	$41.02
10.0%	$29.65	$34.34	$39.02
12.0%	$28.28	$32.72	$37.16

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield 10.0%	9.0%	8.0%
8.0%	$40.04	$43.65	$48.17
10.0%	$38.08	$41.50	$45.78
12.0%	$36.26	$39.50	$43.55

SQ vs PF Distribution Coverage

	2019E	2020E	2021E	2022E
SQ AM Coverage	1.123x	1.022x	1.108x	1.016x
PF AMGP Coverage	1.118x	1.072x	1.219x	1.136x

XR Adjusted PF AMGP Implied Share Price | 1.9175x XR[1]

Discounted Levered DCF Analysis

Discount Rate	2022E DCF Multiple 7.0x	9.0x	11.0x
8.0%	$34.94	$41.71	$48.48
10.0%	$33.44	$39.85	$46.26
12.0%	$32.05	$38.12	$44.19

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield 10.0%	8.5%	7.0%
8.0%	$40.07	$45.33	$52.83
10.0%	$38.28	$43.25	$50.36
12.0%	$36.61	$41.32	$48.05

Discounted Cash Flow | Unlevered FCF[2] | Discounted at WACC

Discount Rate	2022E Terminal Multiple 9.0x	10.0x	11.0x
7.0%	$38.81	$42.98	$47.15
8.5%	$37.18	$41.18	$45.18
10.0%	$35.63	$39.47	$43.31

Source: Management projections and FactSet as of 1/2/2019.
(1) Implied XR at 1.6350x equity XR and cash consideration of $3.415 / unit. Cash consideration added to implied share price at 1.6350x XR.
(2) Unlevered free cash flow defined as PF AMGP EBITDA less cash taxes and capital expenditures. Implied equity value per share backs out implied AM Q4 2018 net debt per share.

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Illustrative Discounted Future Value

PRELIMINARY & CONFIDENTIAL

Pre – Unitholder Tax | SQ AM & PF AMGP

SQ AM | AR Base Case



$36.09
$32.31
$29.29
$41.65
$37.53
$34.23
$44.33
$40.21
$36.92
$21.98
2019E
2020E
2021E
Yield
8.0%
9.0%
10.0%
Current AM Unit Price

PF AMGP | 1.9175x XR Adjusted[(1)] | AR Base Case



$40.24
$33.95
$29.55
$44.77
$37.93
$33.14
$49.75
$42.29
$37.07
2019E
2020E
2021E
Yield
7.0%
8.5%
10.0%

SQ AM | AR Downside Volumes Case



$32.81
$29.40
$26.67
$36.53
$32.96
$30.09
$40.38
$36.64
$33.64
$21.98
2019E
2020E
2021E
Yield
8.0%
9.0%
10.0%
Current AM Unit Price

PF AMGP | 1.9175x XR Adjusted[(1)] | AR Downside Volumes Case



$40.24
$33.95
$29.55
$44.77
$37.93
$33.14
$49.75
$42.29
$37.07
2019E
2020E
2021E
Yield
7.0%
8.5%
10.0%

SQ AM | AR Upside Volumes Case



$36.09
$32.31
$29.29
$41.65
$37.53
$34.23
$47.68
$43.19
$39.60
$21.98
2019E
2020E
2021E
Yield
8.0%
9.0%
10.0%
Current AM Unit Price

PF AMGP | 1.9175x XR Adjusted[(1)] | AR Upside Case



$40.24
$33.95
$29.55
$44.77
$37.93
$33.14
$49.75
$42.29
$37.07
2019E
2020E
2021E
Yield
7.0%
8.5%
10.0%

Assumptions

- Management projections | Valuation date as of 12/31/18
- Future share price calculated at FY1 distributions divided by yield
- Discounted to 12/31/18 at 10% cost of equity
  - Interim distributions discounted upon receipt to 12/31/18

Source: Management projections and FactSet as of 1/2/2019.
Note: Valuation based on annual distributions.
(1) Implied XR at 1.6350x equity XR and cash consideration of $3.415 / unit.

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VII. Supplemental Materials 46

SQ AM After Tax Distribution Discount Model

9% Yield-Based Terminal Value | AR Base Volumes Case

PRELIMINARY & CONFIDENTIAL

	2019E	2020E	2021E	2022E
BT LP Distribution Per Unit				$3.76
AT LP Distribution Per Unit	$2.21	$2.85	$3.41	$3.75
Discount Factor	0.954	0.867	0.788	0.717
PV of LP Dist. per Unit	$2.11	$2.47	$2.69	$2.69
Disc. LP Dist. Total				$9.95
Terminal Yield				9.0%
Implied Terminal Future Value per Unit				$41.78
Tax Calculation:				
Average Purchase Price	$26.64			
Existing RoC	($6.15)			
Beginning Tax Basis	**$20.49**			
	2019E	2020E	2021E	2022E
Beg. Avg. Tax Basis / Unit	$20.49	$17.50	$13.99	$10.19
Less: Distributions / Unit	(2.21)	(2.85)	(3.42)	(3.76)
Plus: Net Income Allocated	(0.78)	(0.66)	(0.38)	0.05
Avg. EOY Basis / Unit	**$17.50**	**$13.99**	**$10.19**	**$6.48**
Implied Terminal Value per Unit				$41.78
Less: Basis at YE 2022E				($6.48)
Less: PAL at YE 2022E				($3.96)
Gain Subject to Tax				$31.34
Capital Gain				$12.40
Ordinary Gain				$18.94
Total Gain				**$31.34**
Total Tax on Gain per Unit				
Tax on Ordinary Gain - 33.4%				$6.33
Tax on Capital Gain - 23.8%				2.95
State Tax on Ordinary Income - 5.2%				0.98
State Tax on Capital Gain - 5.2%				0.64
Total Tax on Gain				**$10.90**
Total Effective Tax Rate				*34.8%*
After-Tax Future Value per Unit				$30.88
Terminal Disc. Factor				*0.683*
Implied Present Value per Unit at 8% Terminal Yield				$33.58
Implied Present Value per Unit at 9% Terminal Yield				$31.04
Implied Present Value per Unit at 10% Terminal Yield				$29.02

Source: Management projections and FactSet as of 1/2/2019.
Note: Assumes Unit sold on 12/31/2022.

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SQ AM After Tax Distribution Discount Model

PRELIMINARY & CONFIDENTIAL

9% Yield-Based Terminal Value | AR Downside Volumes Case

	2019E	2020E	2021E	2022E
BT LP Distribution Per Unit				$3.42
AT LP Distribution Per Unit	$2.21	$2.57	$2.96	$3.41
Discount Factor	0.954	0.867	0.788	0.717
PV of LP Dist. per Unit	$2.11	$2.23	$2.34	$2.44
Disc. LP Dist. Total				$9.12
Terminal Yield				9.0%
Implied Terminal Future Value per Unit				$38.00
Tax Calculation:				
Average Purchase Price	$26.64			
Existing RoC	($6.15)			
Beginning Tax Basis	**$20.49**			

	2019E	2020E	2021E	2022E
Beg. Avg. Tax Basis / Unit	$20.49	$17.50	$14.26	$10.91
Less: Distributions / Unit	(2.21)	(2.58)	(2.97)	(3.42)
Plus: Net Income Allocated	(0.78)	(0.66)	(0.38)	0.05
Avg. EOY Basis / Unit	**$17.50**	**$14.26**	**$10.91**	**$7.55**
Implied Terminal Value per Unit				$38.00
Less: Basis at YE 2022E				($7.55)
Less: PAL at YE 2022E				($3.96)
Gain Subject to Tax				$26.50
Capital Gain				$7.55
Ordinary Gain				$18.94
Total Gain				**$26.50**
Total Tax on Gain per Unit				
Tax on Ordinary Gain - 33.4%				$6.33
Tax on Capital Gain - 23.8%				1.80
State Tax on Ordinary Income - 5.2%				0.98
State Tax on Capital Gain - 5.2%				0.39
Total Tax on Gain				**$9.50**
Total Effective Tax Rate				*35.9%*
After-Tax Future Value per Unit				$28.50
Terminal Disc. Factor				*0.683*
Implied Present Value per Unit at 8% Terminal Yield				$30.89
Implied Present Value per Unit at 9% Terminal Yield				$28.58
Implied Present Value per Unit at 10% Terminal Yield				$26.74

Source: Management projections and FactSet as of 1/2/2019.
Note: Assumes Unit sold on 12/31/2022.

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SQ AM After Tax Distribution Discount Model

PRELIMINARY & CONFIDENTIAL

9% Yield-Based Terminal Value | AR Upside Volumes Case

	2019E	2020E	2021E	2022E
BT LP Distribution Per Unit				$4.10
AT LP Distribution Per Unit	$2.21	$2.85	$3.41	$4.09
Discount Factor	0.954	0.867	0.788	0.717
PV of LP Dist. per Unit	$2.11	$2.47	$2.69	$2.93
Disc. LP Dist. Total				$10.20
Terminal Yield				9.0%
Implied Terminal Future Value per Unit				$45.56

Tax Calculation:	
Average Purchase Price	$26.64
Existing RoC	($6.15)
Beginning Tax Basis	**$20.49**

	2019E	2020E	2021E	2022E
Beg. Avg. Tax Basis / Unit	$20.49	$17.50	$13.99	$10.19
Less: Distributions / Unit	(2.21)	(2.85)	(3.42)	(4.10)
Plus: Net Income Allocated	(0.78)	(0.66)	(0.38)	0.05
Avg. EOY Basis / Unit	**$17.50**	**$13.99**	**$10.19**	**$6.14**

Implied Terminal Value per Unit	$45.56
Less: Basis at YE 2022E	($6.14)
Less: PAL at YE 2022E	($3.96)
Gain Subject to Tax	$35.46
Capital Gain	$16.51
Ordinary Gain	$18.94
Total Gain	**$35.46**
Total Tax on Gain per Unit	
Tax on Ordinary Gain - 33.4%	$6.33
Tax on Capital Gain - 23.8%	3.93
State Tax on Ordinary Income - 5.2%	0.98
State Tax on Capital Gain - 5.2%	0.86
Total Tax on Gain	**$12.10**
Total Effective Tax Rate	*34.1%*
After-Tax Future Value per Unit	$33.46
Terminal Disc. Factor	*0.683*
Implied Present Value per Unit at 8% Terminal Yield	$35.81
Implied Present Value per Unit at 9% Terminal Yield	$33.05
Implied Present Value per Unit at 10% Terminal Yield	$30.84

Source: Management projections and FactSet as of 1/2/2019.
Note: Assumes Unit sold on 12/31/2022.

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PF AMGP After Tax Cash Flow

8.5% Terminal Yield Value | Unadjusted Exchange Ratio | AR Base Case

PRELIMINARY & CONFIDENTIAL

At 1.8897x Exchange Ratio

		2019E	2020E	2021E	2022E	Terminal
Tax Basis at YE 2018		$20.49				
Taxes Incurred in Merger (Assumed Paid in 2020)		0.00				
Cash Received from Offer		0.00				
Stepped Up Basis Upon Close		$22.04				
XR Adj. PF AMGP BT Dist. per Share		$2.34	$3.02	$3.62	$4.34	
% RoC		67.3%	62.5%	58.3%	59.4%	
% QD		32.7%	37.5%	41.7%	40.6%	
Return of Capital		$1.58	$1.91	$2.13	$2.60	
Qualified Dividends		$0.77	$1.15	$1.53	$1.78	
Project Tax Liability		($0.18)	($0.27)	($0.36)	($0.42)	
XR Adj. PF AMGP AT Dist. per Share		$2.16	$2.75	$3.26	$3.92	
Terminal Yield						8.50%
Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share						$51.02
Less: Basis on Conversion						($22.04)
Plus: Dividends Treated as Return of Capital						$8.22
Gain on Sale	Tax Rate(1)					$37.21
Tax on Gain	29.0%					$10.79
Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share						$51.02
Less: Taxes on Gain						($10.79)
Net Proceeds						**$40.24**
Total Net Cash Flow		$1.98	$2.48	$2.90	$3.50	$40.24
Total Cash In Flow		$2.16	$2.75	$3.26	$3.92	$51.02
Total Cash Out Flow - Tax on Dividends		($0.18)	($0.27)	($0.36)	($0.42)	($10.79)
Total Cash Out Flow - Taxes in Merger		$0.00				
Discount Factor		0.954	0.867	0.788	0.717	0.683
Implied Present Value per Share		$1.89	$2.15	$2.29	$2.51	$27.48
XR Adj. PF AMGP Implied Present Value per Share						$36.32

- *AM current price of $21.98 as of 1/2/2019*
- *Cash consideration used to pay all taxes for an average public AM unitholder; any additional cash available assumed to purchase secondary shares*

Source: Management projections and FactSet as of 1/2/2019.
(1) Inclusive of Federal & State capital gains taxes.

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PF AMGP After Tax Cash Flow

PRELIMINARY & CONFIDENTIAL

8.5% Terminal Yield Value | Unadjusted Exchange Ratio | Downside Case

At 1.8897x Exchange Ratio

		2019E	2020E	2021E	2022E	Terminal
Tax Basis at YE 2018		$20.49				
Taxes Incurred in Merger (Assumed Paid in 2020)		0.00				
Cash Received from Offer		0.00				
Stepped Up Basis Upon Close		$22.04				
XR Adj. PF AMGP BT Dist. per Share		$2.34	$3.02	$3.62	$4.34	
% RoC		67.5%	72.9%	61.3%	59.3%	
% QD		32.5%	27.1%	38.7%	40.7%	
Return of Capital		$1.58	$2.23	$2.24	$2.60	
Qualified Dividends		$0.76	$0.83	$1.42	$1.79	
Project Tax Liability		($0.18)	($0.19)	($0.33)	($0.42)	
XR Adj. PF AMGP AT Dist. per Share		$2.16	$2.83	$3.29	$3.92	
Terminal Yield						8.50%
Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share						$51.02
Less: Basis on Conversion						($22.04)
Plus: Dividends Treated as Return of Capital						$8.66
Gain on Sale	Tax Rate[1]					$37.64
Tax on Gain	29.0%					$10.91
Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share						$51.02
Less: Taxes on Gain						($10.91)
Net Proceeds						**$40.11**
Total Net Cash Flow		$1.98	$2.63	$2.95	$3.50	$40.11
Total Cash In Flow		$2.16	$2.83	$3.29	$3.92	$51.02
Total Cash Out Flow - Tax on Dividends		($0.18)	($0.19)	($0.33)	($0.42)	($10.91)
Total Cash Out Flow - Taxes in Merger		$0.00				
Discount Factor		0.954	0.867	0.788	0.717	0.683
Implied Present Value per Share		$1.89	$2.28	$2.33	$2.51	$27.40
XR Adj. PF AMGP Implied Present Value per Share						$36.40

- *AM current price of $21.98 as of 1/2/2019*
- *Cash consideration used to pay all taxes for an average public AM unitholder; any additional cash available assumed to purchase secondary shares*

Source: Management projections and FactSet as of 1/2/2019.
(1) Inclusive of Federal & State capital gains taxes.

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PF AMGP After Tax Cash Flow

8.5% Terminal Yield Value | Unadjusted Exchange Ratio | AR Upside Case

PRELIMINARY & CONFIDENTIAL

At 1.8897x Exchange Ratio

		2019E	2020E	2021E	2022E	Terminal
Tax Basis at YE 2018		$20.49				
Taxes Incurred in Merger (Assumed Paid in 2020)		0.00				
Cash Received from Offer		0.00				
Stepped Up Basis Upon Close		$22.04				
XR Adj. PF AMGP BT Dist. per Share		$2.34	$3.02	$3.62	$4.34	
% RoC		67.7%	65.2%	50.1%	47.1%	
% QD		32.3%	34.8%	49.9%	52.9%	
Return of Capital		$1.59	$1.99	$1.83	$2.07	
Qualified Dividends		$0.76	$1.07	$1.83	$2.32	
Project Tax Liability		($0.18)	($0.25)	($0.43)	($0.55)	
XR Adj. PF AMGP AT Dist. per Share		$2.16	$2.77	$3.19	$3.79	
Terminal Yield						8.50%
Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share						$51.02
Less: Basis on Conversion						($22.04)
Plus: Dividends Treated as Return of Capital						$7.48
Gain on Sale	Tax Rate(1)					$36.47
Tax on Gain	29.0%					$10.57
Sale at 12/31/22 - Terminal FV per XR Adj. PF AMGP Share						$51.02
Less: Taxes on Gain						($10.57)
Net Proceeds						**$40.45**
Total Net Cash Flow		$1.98	$2.52	$2.76	$3.25	$40.45
Total Cash In Flow		$2.16	$2.77	$3.19	$3.79	$51.02
Total Cash Out Flow - Tax on Dividends		($0.18)	($0.25)	($0.43)	($0.55)	($10.57)
Total Cash Out Flow - Taxes in Merger		$0.00				
Discount Factor		0.954	0.867	0.788	0.717	0.683
Implied Present Value per Share		$1.89	$2.19	$2.18	$2.33	$27.63
XR Adj. PF AMGP Implied Present Value per Share						$36.21

- *AM current price of $21.98 aas of 1/2/2019*
- *Cash consideration used to pay all taxes for an average public AM unitholder; any additional cash available assumed to purchase secondary shares*

Source: Management projections and FactSet as of 1/2/2019.
(1) Inclusive of Federal & State capital gains taxes.

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After-Tax Discounted Dividend / Distribution Analysis

XR Adjusted Implied PV / Unit at Various 2022E Distribution Yield | 10% Equity Discount Rate

PRELIMINARY & CONFIDENTIAL

- *AM current price of $21.98 as of 1/2/2019*
- *Cash consideration used to pay all taxes for an average public AM unitholder; any additional cash available assumed to purchase secondary shares*
- *For comparison purposes, AM Proposal assumes issuance of 17.354mm AMGP shares for Series B Unitholders*

AR Base Case

	2019E	2020E	2021E	2022E
SQ AM Coverage	1.130x	1.050x	1.041x	1.040x
PF AMGP Coverage	1.125x	1.102x	1.144x	1.033x

SQ AM 2022E Distribution Yield		
10.0%	9.0%	8.0%
$29.02	$31.04	$33.58

		All-In XR	Tax-Adjusted Equity Only XR	PF AMGP 2022E Dividend Yield 10.0%	8.5%	7.0%
XR	AMGP Proposal[(1)]	1.9175x	1.8897x	$32.60	$36.32	$41.62

AR Downside Volumes Case

	2019E	2020E	2021E	2022E
SQ AM Coverage	1.130x	1.091x	1.180x	1.090x
PF AMGP Coverage	1.125x	1.006x	1.089x	0.975x

SQ AM 2022E Distribution Yield		
10.0%	9.0%	8.0%
$26.74	$28.58	$30.89

		All-In XR	Tax-Adjusted Equity Only XR	PF AMGP 2022E Dividend Yield 10.0%	8.5%	7.0%
XR	AMGP Proposal[(1)]	1.9175x	1.8897x	$32.69	$36.40	$41.71

AR Upside Case

	2019E	2020E	2021E	2022E
SQ AM Coverage	1.123x	1.022x	1.108x	1.016x
PF AMGP Coverage	1.118x	1.072x	1.219x	1.136x

SQ AM 2022E Distribution Yield		
10.0%	9.0%	8.0%
$30.84	$33.05	$35.81

		All-In XR	Tax-Adjusted Equity Only XR	PF AMGP 2022E Dividend Yield 10.0%	8.5%	7.0%
XR	AMGP Proposal[(1)]	1.9175x	1.8897x	$32.69	$36.21	$41.51

Source: Management projections and FactSet as of 1/2/2019.

Note: Cash consideration of $3.415 per AM unit. Tax calculations provided by Management. Ordinary gain tax rate for AM accounts for Federal ordinary income tax rate of 37%, individual MLP investor deduction rate of 20% and 3.8% ACA tax rate. Ordinary gain tax rate for PF AMGP accounts for Federal ordinary income tax rate of 37% and 3.8% ACA tax rate.

(1) Transaction based on Non-AR Unitholders receiving 1.6350x AMGP shares + $3.415 cash consideration, AR receives 1.6023x + $3.000 cash consideration, and Series B receive 17.354mm AMGP shares

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING 41 53

Certain TPH Relationships In May 2017, TPH served as co-manager on Antero Midstream GP’s $875 million initial public offering In October 2016, TPH served as financial advisor to Antero Resources on its $170 million sale of 17,000 net acres in southwest PA In June 2016, TPH served as a co-manager on Antero Resources’ $762 million follow-on equity offering In November 2014, TPH served as a co-manager on Antero Midstream’s $1 billion initial public offering In May 2014, TPH served as a senior co-manager on Antero Resources’ $744 million follow-on equity offering In October 2013, TPH acted as senior co-manager on Antero Resources’ $1.57 billion initial public offering TPH is a full service securities firm engaged in securities trading, brokerage and private equity and investment management activities as well as providing investment banking and other financial services. In the ordinary course of business, TPH and its affiliates, including Perella Weinberg Partners, may acquire, hold or sell, for their own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of AM, AMGP, AR, their affiliates, other prospective transaction participants and other companies that may be involved in the transactions, as well as provide investment banking and other financial services to such companies. TPH has in the past and may in the future provide financial advisory services to AM, AMGP, AR and other transaction participants. In addition, TPH, its affiliates and certain of their employees, including members of the team performing this engagement, as well as certain private equity and investment management funds associated or affiliated with TPH in which they may have financial interests, may from time-to-time acquire, hold or make direct or indirect investments in or otherwise finance a wide variety of companies, including the parties, other transaction participants and their respective affiliates. TPH merged with Perella Weinberg Partners (“PWP”) in November 2016 Relationship Disclosure TPH Investment Banking & Antero Midstream Partners, Antero Midstream Partners GP and Antero Resources 54 42

Appendix 55

Financial Projections 56

Management Projections: AR Updated AR Base Case Production Volumes (MMcfe/d) EBITDAX(1) Capital Expenditures Free Cash Flow(2) 2019E - 2022E CAGR: 12% 2019E – 2022E CAGR: 12% ___________________________________ Source: Management projections, Company Filings. AM fully consolidated in SEC financial statement. Free cash flow net of land maintenance capital. ($ in millions, unless otherwise noted) 57 45 $1,343 $1,613 $1,797 $1,755 2019E 2020E 2021E 2022E $1,747 $1,736 $2,135 $2,433 2019E 2020E 2021E 2022E 3,154 3,478 3,996 4,419 2019E 2020E 2021E 2022E $203 $90 $75 $421 $203 $293 $368 $789 2019E 2020E 2021E 2022E Free Cash Flow Cumulative FCF Cumulative Free Cash Flow 2018E-2022E Upside Case $1,705 Base Case $789 Downside Case ($217)

Management Projections: AR Updated AR Downside Volumes Case Production Volumes (MMcfe/d) EBITDAX(1) Capital Expenditures Free Cash Flow(2) 2019E - 2022E CAGR: 11% 2019E – 2022E CAGR: 9% ___________________________________ Source: Management projections, Company Filings. AM fully consolidated in SEC financial statement. Free cash flow net of land maintenance capital. ($ in millions, unless otherwise noted) 58 47 $1,343 $1,404 $1,686 $1,714 2019E 2020E 2021E 2022E $1,551 $1,492 $1,672 $1,996 2019E 2020E 2021E 2022E 3,154 3,471 3,879 4,323 2019E 2020E 2021E 2022E $8 $52 ($288) $11 $8 $60 ($228) ($217) 2019E 2020E 2021E 2022E Free Cash Flow Cumulative FCF Cumulative Free Cash Flow 2018E-2022E Upside Case $1,705 Base Case $789 Downside Case ($217)

Management Projections: AR Updated AR Upside Case Production Volumes (MMcfe/d) EBITDAX(1) Capital Expenditures Free Cash Flow(2) 2019E - 2022E CAGR: 15% 2019E – 2022E CAGR: 15% ___________________________________ Source: Management projections, Company Filings. AM fully consolidated in SEC financial statement. Free cash flow net of land maintenance capital. ($ in millions, unless otherwise noted) 59 $1,343 $1,750 $2,047 $2,000 2019E 2020E 2021E 2022E $1,745 $2,038 $2,667 $3,147 2019E 2020E 2021E 2022E 3,154 3,487 4,225 4,816 2019E 2020E 2021E 2022E $203 $254 $358 $890 $203 $457 $815 $1,705 2019E 2020E 2021E 2022E Free Cash Flow Cumulative FCF Cumulative Free Cash Flow 2018E-2022E Upside Case $1,705 Base Case $789 Downside Case ($217)

17% Management Projections: AM Updated Base Case Operations & EBITDA Low Pressure (Bcf/d) Water Handling (MBbls/d) Capital Expenditures DCF and Distributions per Unit Distribution Breakdown 2019E – 2022E CAGR ___________________________________ Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. YoY growth of LP DCF per unit and LP distributions per unit respectively. Coverage ratio calculated as total DCF over total distributions. Coverage Ratio(2) ($ in millions, unless otherwise noted) 19% Total LP DCF Total LP Distributions YoY Growth(1) 60 48 $398 $437 $209 $73 $136 $110 $43 $20 $125 $4 $34 $1 $198 $154 $96 $47 $769 $827 $348 $141 2019E 2020E 2021E 2022E 64% 60% 58% 57% 34% 38% 40% 40% 2% 2% 2% 2% 2019E 2020E 2021E 2022E $447 $445 $309 $274 $132 $113 $45 $22 $125 $34 $1 $198 $154 $96 $47 $815 $838 $450 $344 2019A 2020A 2021E 2022E MPLX JV Wastewater Stonewall Earn-out payment Water Handling Gathering & Compression 92% 78% 68% 63% 59% 57% 55% 8% 22% 30% 36% 39% 41% 42% - % 1% 1% 2% 2% 2% 2% 2016A 2017A 2018E 2019E 2020E 2021E 2022E AM LPs AMGP (IDRs) Series B Units $1.49 $1.61 $2.07 $2.76 $3.24 $3.75 $4.29 $1.03 $1.33 $1.72 $2.21 $2.85 $3.42 $4.10 2016A 2017A 2018E 2019E 2020E 2021E 2022E LP DCF per Unit LP Distributions per Unit $2.44 $2.97 $3.54 $3.89 $2.21 $2.85 $3.42 $3.76 2019E 19%/29% 1.13x $456 $413 2020E 22%/29% 1.05x $555 $533 2021E 19%/20% 1.04x $662 $640 2022E 10%/10% 1.04x $728 $703 161 216 221 215 140 209 273 309 2.7 3.0 3.6 4.0 $892 $1,143 $1,338 $1,465 2019E 2020E 2021E 2022E 1.4 1.7 2.2 2.8 3.5 4.1 4.7 3.5 4.4 5.1 5.9 6.3 6.9 7.4 0.8 1.1 1.2 1.5 2.1 2.7 3.1 4 4 5 6 6 7 7 $404 $529 $730 $989 $1,222 $1,413 $1,642 2016A 2017A 2018E 2019E 2020E 2021E 2022E Low Pressure Water Delivery Produced Water EBITDA

15% Management Projections: AM Updated Downside Case Operations & EBITDA Low Pressure (Bcf/d) Water Handling (MBbls/d) Capital Expenditures DCF and Distributions per Unit Distribution Breakdown 2019E – 2022E CAGR ___________________________________ Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. YoY growth of LP DCF per unit and LP distributions per unit respectively. Coverage ratio calculated as total DCF over total distributions. Coverage Ratio(2) ($ in millions, unless otherwise noted) 16% Total LP DCF Total LP Distributions YoY Growth(1) 61 49 $398 $319 $272 $147 $136 $131 $59 $19 $125 $4 $34 $1 $198 $119 $50 $95 $769 $695 $382 $262 2019E 2020E 2021E 2022E 64% 60% 58% 57% 34% 38% 40% 40% 2% 2% 2% 2% 2019E 2020E 2021E 2022E $447 $445 $309 $274 $132 $113 $45 $22 $125 $34 $1 $198 $154 $96 $47 $815 $838 $450 $344 2019A 2020A 2021E 2022E MPLX JV Wastewater Stonewall Earn-out payment Water Handling Gathering & Compression 92% 78% 68% 63% 59% 57% 55% 8% 22% 30% 36% 39% 41% 42% - % 1% 1% 2% 2% 2% 2% 2016A 2017A 2018E 2019E 2020E 2021E 2022E AM LPs AMGP (IDRs) Series B Units $1.49 $1.61 $2.07 $2.76 $3.24 $3.75 $4.29 $1.03 $1.33 $1.72 $2.21 $2.85 $3.42 $4.10 2016A 2017A 2018E 2019E 2020E 2021E 2022E LP DCF per Unit LP Distributions per Unit $2.44 $2.77 $3.42 $3.68 $2.21 $2.58 $2.97 $3.42 2019E 19%/29% 1.13x $456 $413 2020E 14%/17% 1.09x $517 $482 2021E 24%/15% 1.18x $640 $556 2022E 8%/15% 1.09x $689 $640 161 159 229 216 140 200 259 293 2.7 3.0 3.4 3.8 $892 $1,051 $1,296 $1,382 2019E 2020E 2021E 2022E 1.4 1.7 2.2 2.8 3.5 4.1 4.7 3.5 4.4 5.1 5.9 6.3 6.9 7.4 0.8 1.1 1.2 1.5 2.1 2.7 3.1 4 4 5 6 6 7 7 $404 $529 $730 $989 $1,222 $1,413 $1,642 2016A 2017A 2018E 2019E 2020E 2021E 2022E Low Pressure Water Delivery Produced Water EBITDA

20% Management Projections: AM Updated Upside Case Operations & EBITDA Low Pressure (Bcf/d) Water Handling (MBbls/d) Capital Expenditures DCF and Distributions per Unit Distribution Breakdown 2019E – 2022E CAGR ___________________________________ Source: Management Projections, Company Filings. Note: Operational volumes based on annual average volumes. YoY growth of LP DCF per unit and LP distributions per unit respectively. Coverage ratio calculated as total DCF over total distributions. Coverage Ratio(2) ($ in millions, unless otherwise noted) 23% Total LP DCF Total LP Distributions YoY Growth(1) 62 $447 $445 $309 $274 $132 $113 $45 $22 $125 $4 $34 $1 $198 $154 $96 $47 $815 $838 $450 $344 2019E 2020E 2021E 2022E 64% 60% 58% 57% 34% 38% 40% 41% 2% 2% 2% 2% 2019E 2020E 2021E 2022E $447 $445 $309 $274 $132 $113 $45 $22 $125 $34 $1 $198 $154 $96 $47 $815 $838 $450 $344 2019A 2020A 2021E 2022E MPLX JV Wastewater Stonewall Earn-out payment Water Handling Gathering & Compression 92% 78% 68% 63% 59% 57% 55% 8% 22% 30% 36% 39% 41% 42% - % 1% 1% 2% 2% 2% 2% 2016A 2017A 2018E 2019E 2020E 2021E 2022E AM LPs AMGP (IDRs) Series B Units $1.49 $1.61 $2.07 $2.76 $3.24 $3.75 $4.29 $1.03 $1.33 $1.72 $2.21 $2.85 $3.42 $4.10 2016A 2017A 2018E 2019E 2020E 2021E 2022E LP DCF per Unit LP Distributions per Unit $2.42 $2.90 $3.74 $4.16 $2.21 $2.85 $3.42 $4.10 2019E 18%/29% 1.12x $453 $413 2020E 20%/29% 1.02x $543 $533 2021E 29%/20% 1.11x $699 $640 2022E 11%/20% 1.02x $778 $767 161 205 262 254 140 207 283 331 2.7 3.0 3.7 4.3 $892 $1,128 $1,431 $1,588 2019E 2020E 2021E 2022E 1.4 1.7 2.2 2.8 3.5 4.1 4.7 3.5 4.4 5.1 5.9 6.3 6.9 7.4 0.8 1.1 1.2 1.5 2.1 2.7 3.1 4 4 5 6 6 7 7 $404 $529 $730 $989 $1,222 $1,413 $1,642 2016A 2017A 2018E 2019E 2020E 2021E 2022E Low Pressure Water Delivery Produced Water EBITDA

AMGP & Series B Unit Valuation(1,2,5) Management Projections: AMGP Updated Base Case IDR LLC owns the 100% of the IDRs in AM and has two share classes AMGP owns 100% of the Series A units Management owns 100% of the Series B units Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter Remaining profits pass through AMGP via Series A shares Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions IDR LLC Cash Flow ’19 – ’22 CAGR 26% 31% ($ in millions, unless otherwise noted) ___________________________________ Source: Management Projections, Company Filings. Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis. Excludes IPO related G&A. Series B valuation calculated as 6% of the valuation of AMGP less $2 billion. Illustrative yield based on regression analysis. 63 50 2019E 2020E 2021E 2022E AM Distributions to IDR LLC $235 $355 $462 $525 Series B Take (12) (20) (26) (30) Cash Distributions to AMGP $223 $336 $436 $496 G&A (3) (2) (2) (2) (2) Taxes (56) (85) (110) (125) CAFD to AMGP Shareholders $165 $249 $324 $369 Illustrative Yield 3.3% 3.3% 3.5% 5.9% AMGP Valuation $5,000 $7,545 $9,370 $6,246 Series B Valuation (4) $180 $333 $442 $255 $165 $249 $324 $369 $56 $85 $110 $125 $2 $2 $2 $2 $12 $20 $26 $30 $235 $355 $462 $525 2019E 2020E 2021E 2022E $10 $48 $100 $165 $249 $324 $413 $6 $16 $34 $56 $85 $110 $140 $1 $2 $2 $2 $2 $2 $2 $2 $7 $12 $20 $26 $34 2016A 2017A 2018E 2019E 2020E 2021E 2022E Distributions to AMGP Taxes G&A Series B Reserved CF $10 $48 $101 $166 $250 $326 $415 $52 $86 $144 $237 $302 $369 $441 2016A 2017A 2018E 2019E 2020E 2021E 2022E SQ AM Distribution Policy SQ AM Fully Distributed $165 $249 $324 $369 $195 $265 $340 $386 2019A 2020A 2021E 2022E

AMGP & Series B Unit Valuation(1,2,5) Management Projections: AMGP Updated Downside Case IDR LLC owns the 100% of the IDRs in AM and has two share classes AMGP owns 100% of the Series A units Management owns 100% of the Series B units Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter Remaining profits pass through AMGP via Series A shares Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions IDR LLC Cash Flow ’19 – ’22 CAGR 23% 25% ($ in millions, unless otherwise noted) ___________________________________ Source: Management Projections, Company Filings. Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis. Excludes IPO related G&A. Series B valuation calculated as 6% of the valuation of AMGP less $2 billion. Illustrative yield based on regression analysis. 64 51 2019E 2020E 2021E 2022E AM Distributions to IDR LLC $235 $304 $378 $462 Series B Take (12) (16) (21) (26) Cash Distributions to AMGP $223 $287 $357 $436 G&A (3) (2) (2) (2) (2) Taxes (56) (72) (90) (110) CAFD to AMGP Shareholders $165 $213 $265 $324 Illustrative Yield 3.3% 3.3% 5.1% 5.6% AMGP Valuation $5,000 $6,451 $5,193 $5,764 Series B Valuation (4) $180 $267 $192 $226 $165 $213 $265 $324 $56 $72 $90 $110 $2 $2 $2 $2 $12 $16 $21 $26 $235 $304 $378 $462 2019E 2020E 2021E 2022E $10 $48 $100 $165 $249 $324 $413 $6 $16 $34 $56 $85 $110 $140 $1 $2 $2 $2 $2 $2 $2 $2 $7 $12 $20 $26 $34 2016A 2017A 2018E 2019E 2020E 2021E 2022E Distributions to AMGP Taxes G&A Series B Reserved CF $10 $48 $101 $166 $250 $326 $415 $52 $86 $144 $237 $302 $369 $441 2016A 2017A 2018E 2019E 2020E 2021E 2022E SQ AM Distribution Policy SQ AM Fully Distributed $165 $213 $265 $324 $195 $238 $324 $359 2019A 2020A 2021E 2022E

AMGP & Series B Unit Valuation(1,2,5) Management Projections: AMGP Updated Upside Case IDR LLC owns the 100% of the IDRs in AM and has two share classes AMGP owns 100% of the Series A units Management owns 100% of the Series B units Series B unitholders are entitled to receive up to 6% of the distributions from AM in excess of $7.5MM per quarter Remaining profits pass through AMGP via Series A shares Series B units scheduled to vest at a value of 6% of equity value above $2 billion in the event of a liquidation of IDR LLC AMGP currently pays corporate taxes of 21% and 4% at the federal and state taxes, respectively IDR LLC, Series B Cash Flow, and Tax Observations AMGP Total Distributions IDR LLC Cash Flow ’19 – ’22 CAGR 30% 36% ($ in millions, unless otherwise noted) ___________________________________ Source: Management Projections, Company Filings. Implied AMGP and Series B valuation from 2016A through 2020E based on 2018E yield. Implied AMGP and Series B valuation from 2021E forward based on yield vs growth regression analysis. Excludes IPO related G&A. Series B valuation calculated as 6% of the valuation of AMGP less $2 billion. Illustrative yield based on regression analysis. 65 2019E 2020E 2021E 2022E AM Distributions to IDR LLC $235 $355 $462 $589 Series B Take (12) (20) (26) (34) Cash Distributions to AMGP $223 $336 $436 $555 G&A (3) (2) (2) (2) (2) Taxes (56) (85) (110) (140) CAFD to AMGP Shareholders $165 $249 $324 $413 Illustrative Yield 3.3% 3.3% 3.5% 4.8% AMGP Valuation $5,000 $7,545 $9,370 $8,617 Series B Valuation (4) $180 $333 $442 $397 $165 $249 $324 $413 $56 $85 $110 $140 $2 $2 $2 $2 $12 $20 $26 $34 $235 $355 $462 $589 2019E 2020E 2021E 2022E $10 $48 $100 $165 $249 $324 $413 $6 $16 $34 $56 $85 $110 $140 $1 $2 $2 $2 $2 $2 $2 $2 $7 $12 $20 $26 $34 2016A 2017A 2018E 2019E 2020E 2021E 2022E Distributions to AMGP Taxes G&A Series B Reserved CF $10 $48 $101 $166 $250 $326 $415 $52 $86 $144 $237 $302 $369 $441 2016A 2017A 2018E 2019E 2020E 2021E 2022E SQ AM Distribution Policy SQ AM Fully Distributed $165 $249 $324 $413 $193 $256 $366 $421 2019A 2020A 2021E 2022E

AM Status Quo Management Projections & Wall Street Consensus AM is covered by 14 analysts as compared to 22 for AR and 12 for AMGP Median price target of $39.00 as of 1/2/2019 Average price target range of $23.00 - $49.00 as of 1/2/2019 Commentary EBITDA Distributable Cash Flow / LP Unit Distributions per Unit ___________________________________ Source: Management Projections, Thomson One, FactSet as of 1/2/2019. ($ in millions, unless otherwise noted) 23% 2019E – 2022E CAGR 19% 20% 2019E – 2022E CAGR 15% 21% 2019E – 2022E CAGR 19% 17% 17% 18% 66 16% 15% 16% 52 $2.85 $3.42 $4.10 $2.20 $2.81 $2.53 $3.52 $2.85 $3.42 $3.76 $2.21 $2.58 $2.97 $3.42 2019E 2020E 2021E 2022E $2.90 $3.74 $4.16 $2.88 $3.31 $2.97 $3.54 $3.89 $2.44 $2.77 $3.42 $3.68 2019E 2020E 2021E 2022E $3.76 $3.89 $4.17 $3.42 1E Wall Street Consensus Mgmt. Projections at Updated Upside Case Mgmt. Projections at Updated Base Case Mgmt. Projections at Updated Downside Case $1,128 $1,431 $1,588 $932 $1,184 $1,431 $1,564 $1,143 $1,338 $1,465 $892 $1,051 $1,296 $1,382 2019E 2020E 2021E 2022E

AMGP Status Quo Management Projections & Wall Street Consensus AMGP is covered by 12 analysts as compared to 22 for AR and 14 for AM Median price target of $21.00 as of 1/2/2019 Average price target range of $15.00 - $27.00 as of 1/2/2019 Commentary EBITDA Total Distributions to AMGP Shareholders Distributions per Share ___________________________________ Source: Management Projections, Thomson One, FactSet as of 1/2/2019. Note: WSC estimates available for AMGP through 2020E. 2017A distributions / share represents 4th quarter distribution annualized. ($ in millions, unless otherwise noted) 36% 2019E – 2022E CAGR 31% 36% 2019E – 2022E CAGR 31% 36% 2019E – 2022E CAGR 30% 67 25% 25% 25% 53 $336 $436 $555 $223 $336 $436 $496 $330 $280 $458 $223 $287 $357 $436 2019E 2020E 2021E 2022E $1.34 $1.74 $2.22 $1.34 $1.74 $1.98 $1.32 $1.55 $1.81 $0.89 $1.14 $1.42 $1.74 2019E 2020E 2021E 2022E $249 $324 $413 $249 $324 $369 $245 $289 $337 $165 $213 $265 $324 2019E 2020E 2021E 2022E $3.76 $3.89 $4.17 $3.42 1E Wall Street Consensus Mgmt. Projections at Updated Upside Case Mgmt. Projections at Updated Base Case Mgmt. Projections at Updated Downside Case

PF AMGP Projections at Transaction EBITDA Distributable Cash Flow Dividend / Share ___________________________________ Source: Management Projections Note: Analysis based on fully diluted share count. ($ in millions, unless otherwise noted) 21% 2019E – 2022E CAGR 18% 23% 2019E – 2022E CAGR 23% 24% 2019E – 2022E CAGR 21% Distributable Cash Flow / Share 24% 20% 2019E – 2022E CAGR 68 17% 16% 18% 23% 54 $1.24 $1.60 $1.92 $2.30 $1.24 $1.60 $1.92 $2.30 $1.24 $1.60 $1.92 $2.30 2019E 2020E 2021E 2022E $892 $1,128 $1,431 $1,588 $892 $1,143 $1,338 $1,465 $892 $1,051 $1,296 $1,382 2019E 2020E 2021E 2022E $1.39 $1.72 $2.33 $2.61 $1.40 $1.76 $2.19 $2.37 $1.40 $1.61 $2.09 $2.24 2019E 2020E 2021E 2022E $696 $872 $1,186 $1,325 $701 $896 $1,113 $1,205 $701 $818 $1,060 $1,138 2019E 2020E 2021E 2022E $3.76 $3.89 $4.17 $3.42 1E Wall Street Consensus Mgmt. Projections at Updated Upside Case Mgmt. Projections at Updated Base Case Mgmt. Projections at Updated Downside Case

Cost of Capital 69

SQ AM Peer Group Cost of Equity Analysis

PRELIMINARY & CONFIDENTIAL

Comparable Public Company Yield-Based Cost of Equity

Expected Total Return

A	B	C	D	E	F
Company	Expected Current - 2020E Distribution CAGR	Long-Term Economic Growth Estimate	Expected Growth[1]	Current Yield	Implied Total Return
CNX Midstream Partners LP	15.0%	4.0%	5.6%	8.5%	14.1%
Phillips 66 Partners LP	**10.0%**	**4.0%**	**4.9%**	**7.0%**	**11.9%**
Oasis Midstream Partners LP	20.0%	4.0%	6.4%	10.0%	16.4%
Hess Midstream Partners LP	**14.9%**	**4.0%**	**5.6%**	**8.1%**	**13.7%**
Noble Midstream Partners LP	19.7%	4.0%	6.4%	7.5%	13.9%
BP Midstream Partners LP	**14.7%**	**4.0%**	**5.6%**	**7.3%**	**12.9%**
Shell Midstream Partners LP	11.5%	4.0%	5.1%	8.9%	14.0%
Western Gas Partners, L.P.	**6.1%**	**4.0%**	**4.3%**	**9.0%**	**13.3%**
EQT Midstream Partners LP	8.7%	4.0%	4.7%	10.2%	14.9%
Median	14.7%	4.0%	5.6%	8.5%	13.9%
Mean	13.4%	4.0%	5.4%	8.5%	13.9%

Cost of Equity
Sensitized Peer Total Return

Cost of Equity	13.4%	14.4%

Cost of Equity
Barra Beta

	Low	High
Raw Beta [2]	0.61	0.82
Spot Risk-Free Rate [3]	2.8%	2.8%
Equity Risk Premium [4]	6.0%	6.0%
Cost of Equity	6.5%	7.8%

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 1/2/2019.
(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.
(2) Barra beta as of 12/29/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(3) 20-year treasury bond yield as of 1/2/19.
(4) Duff & Phelps historical arithmetic premium.

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SQ AMGP Peer Group Cost of Equity Analysis Comparable Public Company Yield-Based Cost of Equity Expected Total Return Cost of Equity Sensitized Peer Total Return Cost of Equity Barra Beta ______________________________________________ Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 1/2/2019. Weights Expected Current – 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate. Barra beta as of 12/29/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta. 20-year treasury bond yield as of 1/2/19. Duff & Phelps historical arithmetic premium. Low High (2) (3) (4) 71 57 Cost of Equity 12.6% 13.6% A B C D E F Expected Current - 2020E Long-Term Economic Company Distribution CAGR Growth Estimate Expected Growth (1) Current Yield Implied Total Return EQT GP Holdings LP 8.0% 4.0% 4.6% 6.3% 10.9% Equitrans Midstream LLC 10.1% 4.0% 4.9% 8.2% 13.1% Western Gas Equity Partners, LP 9.9% 4.0% 4.9% 8.4% 13.3% Median 9.9% 4.0% 4.9% 8.2% 13.1% Mean 9.3% 4.0% 4.8% 7.6% 12.4% Raw Beta 0.69 0.93 Spot Risk-Free Rate 2.8% 2.8% Equity Risk Premium 6.0% 6.0% Cost of Equity 7.0% 8.4%

PF AMGP Peer Group WACC Analysis ______________________________________________ Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 1/2/2019. Weights Expected Current – 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate. Expected Total Return 72 58 A B C D E F 2018E - 2020E Long-Term Economic Company Dividend CAGR Growth Estimate Expected Growth (1) Current Yield Implied Total Return Kinder Morgan Inc 25.0% 4.0% 7.1% 3.2% 10.3% ONEOK, Inc. 10.5% 4.0% 5.0% 5.5% 10.5% Plains All American Pipeline LP 10.9% 4.0% 5.0% 5.8% 10.9% SemGroup Corporation 5.1% 4.0% 4.2% 12.6% 16.8% Tallgrass Energy, LP 6.5% 4.0% 4.4% 5.0% 9.3% Targa Resources Corp. 0.8% 4.0% 3.5% 9.9% 13.4% The Williams Companies, Inc. 11.3% 4.0% 5.1% 5.4% 10.4% BP Midstream Partners LP 14.7% 4.0% 5.6% 7.3% 12.9% CNX Midstream Partners LP 15.0% 4.0% 5.6% 8.5% 14.1% Hess Midstream Partners LP 14.9% 4.0% 5.6% 8.1% 13.7% Noble Midstream Partners LP 19.7% 4.0% 6.4% 7.5% 13.9% Oasis Midstream Partners LP 20.0% 4.0% 6.4% 10.0% 16.4% Phillips 66 Partners LP 10.0% 4.0% 4.9% 7.0% 11.9% Shell Midstream Partners LP 11.5% 4.0% 5.1% 8.9% 14.0% Median 11.4% 4.0% 5.1% 7.4% 13.2% Mean 12.6% 4.0% 5.3% 7.5% 12.8%

PRELIMINARY & CONFIDENTIAL

PF AMGP Peer Group WACC Analysis (cont.)

Cost of Equity
Comparable Company Yield-Based

	Low	High
Cost of Equity	12.7%	13.7%
Market Value of Equity	$5,788	$5,788
Cost of Equity	**12.7%**	**13.7%**

Cost of Equity
Barra Beta

	Low	High
Raw Beta [2]	0.69	0.93
Spot Risk-Free Rate [3]	2.8%	2.8%
Equity Risk Premium [4]	6.0%	6.0%
Cost of Equity	**7.0%**	**8.4%**

Cost of Capital
Yield Based | PF Capital Structure

	Low	High
Cost of Equity	12.7%	13.7%
Cost of Debt [1]	3.4%	4.9%
Market Value of Equity	$5,788	$5,788
Total Debt	$1,205	$1,205
Cost of Capital	**11.1%**	**12.1%**

Cost of Capital
Barra Beta | PF Capital Structure

	Low	High
Cost of Equity	7.0%	8.4%
Cost of Debt [1]	3.4%	4.9%
Market Value of Equity	$5,788	$5,788
Total Debt	$1,205	$1,205
Cost of Capital	**6.4%**	**7.8%**

Cost of Capital
Yield Based | Optimal Capital Structure[5]

	Low	High
Cost of Equity	12.7%	13.7%
Cost of Debt [1]	3.4%	4.9%
Market Value of Equity	$5,788	$5,788
Total Debt	$3,121	$3,121
Cost of Capital	**9.4%**	**10.6%**

Cost of Capital
Barra Beta | Optimal Capital Structure[5]

	Low	High
Cost of Equity	7.0%	8.4%
Cost of Debt [1]	3.4%	4.9%
Market Value of Equity	$5,788	$5,788
Total Debt	$3,121	$3,121
Cost of Capital	**5.7%**	**7.2%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 1/2/2019.
(1) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 5.6% cost of debt at AM.
(2) Barra beta for AMGP as of 12/29/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(3) 20-year treasury bond yield as of 1/2/19.
(4) Duff & Phelps historical arithmetic premium.
(5) Optimal Capital Structure based on Total Debt of 3.5x 2019E EBITDA

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Updated Financial Projections Summary 74

Commodity Price Comparison Prior Forecast vs. 12/21/2018 Model Oil ($/bbl) Gas ($/MMBtu) 75 ______________________________________ Source: Company Management. C3+ NGLs ($/bbl) $56.18 $53.76 $52.29 $51.67 $50.00 $50.00 $50.00 $50.00 $57.50 $65.00 $65.00 $65.00 $57.50 $57.50 $57.50 $57.50 $50.00 $50.00 $50.00 $50.00 $47.47 $50.00 $51.34 $52.19 $45.00 $50.00 $55.00 $60.00 $65.00 $70.00 2019 2020 2021 2022 $2.81 $2.82 $2.85 $2.89 $2.50 $2.50 $2.50 $2.50 $3.25 $3.15 $3.15 $3.15 $3.25 $3.00 $3.00 $3.00 $3.25 $2.85 $2.85 $2.85 $2.80 $2.62 $2.59 $2.65 $2.30 $2.50 $2.70 $2.90 $3.10 $3.30 $3.50 2019 2020 2021 2022 $40.14 $38.47 $37.44 $36.95 $35.54 $35.45 $35.52 $35.50 $36.19 $41.49 $41.47 $41.49 $36.19 $36.70 $36.68 $36.71 $31.47 $31.91 $31.90 $31.92 $30.00 $32.00 $34.00 $36.00 $38.00 $40.00 $42.00 $44.00 2019 2020 2021 2022 $56.18 $53.76 $52.29 $51.67 $50.00 $50.00 $50.00 $50.00 $57.50 $65.00 $65.00 $65.00 $57.50 $57.50 $57.50 $57.50 $50.00 $50.00 $50.00 $50.00 $45.00 $50.00 $55.00 $60.00 $65.00 $70.00 2019 2020 2021 2022 Prior AM Base Case Prior AM Downside Case New AM Upside Case New AM Base Case New AM Downside Case Strip @ 1/2/2019

Management Projections: AM EBITDA Capital Expenditures Total DCF LP DCF per Unit ___________________________________ Source: Management projections ($ in millions, unless otherwise noted) 76 $989 $1,222 $1,413 $1,642 $851 $1,105 $1,229 $1,409 $892 $1,143 $1,338 $1,465 $1,128 $1,431 $1,588 $1,051 $1,296 $1,383 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 2019 2020 2021 2022 $989 $1,222 $1,413 $1,642 $851 $1,105 $1,229 $1,409 $1,128 $1,431 $1,588 $892 $1,143 $1,338 $1,465 $1,051 $1,296 $1,383 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 2019 2020 2021 2022 Prior AM Base Case Prior AM Downside Case New AM Upside Case New AM Base Case New AM Downside Case $815 $719 $430 $352 $488 $506 $272 $194 $769 $827 $348 $141 $838 $450 $344 $695 $382 $262 $100 $200 $300 $400 $500 $600 $700 $800 $900 2019 2020 2021 2022 $849 $1,034 $1,222 $1,425 $721 $955 $1,071 $1,233 $728 $928 $1,145 $1,277 $732 $907 $1,223 $1,381 $727 $852 $1,099 $1,199 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 2019 2020 2021 2022 $2.73 $3.22 $3.72 $4.26 $2.39 $3.01 $3.32 $3.75 $2.42 $2.96 $3.54 $3.89 $2.43 $2.90 $3.74 $4.17 $2.42 $2.75 $3.41 $3.68 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2019 2020 2021 2022

Management Projections: AM (cont.) 77 ___________________________________ Source: Management projections ($ in millions, unless otherwise noted) LP Coverage Distribution per Unit 1.24x 1.13x 1.09x 1.04x 1.12x 1.17x 1.12x 1.10x 1.10x 1.04x 1.03x 1.03x 1.10x 1.02x 1.09x 1.02x 1.09x 1.07x 1.15x 1.08x 1.00x 1.05x 1.10x 1.15x 1.20x 1.25x 2019 2020 2021 2022 $989 $1,222 $1,413 $1,642 $851 $1,105 $1,229 $1,409 $1,128 $1,431 $1,588 $892 $1,143 $1,338 $1,465 $1,051 $1,296 $1,383 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 2019 2020 2021 2022 Prior AM Base Case Prior AM Downside Case New AM Upside Case New AM Base Case New AM Downside Case $2.21 $2.85 $3.42 $3.76 $2.21 $2.85 $3.42 $4.10 $2.15 $2.58 $2.97 $3.42 $2.21 $2.85 $3.42 $4.10 $2.21 $2.58 $2.97 $3.42 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2019 2020 2021 2022

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